UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12
Morgan Stanley California Insured Municipal Income Trust
Morgan Stanley California Quality Municipal Securities
Morgan Stanley Insured California Municipal Securities
Morgan Stanley Insured Municipal Bond Trust
Morgan Stanley Insured Municipal Income Trust
Morgan Stanley Insured Municipal Securities
Morgan Stanley Insured Municipal Trust
Morgan Stanley Municipal Income Opportunities Trust
Morgan Stanley Municipal Income Opportunities Trust II
Morgan Stanley Municipal Income Opportunities Trust III
Morgan Stanley Municipal Premium Income Trust
Morgan Stanley New York Quality Municipal Securities
Morgan Stanley Prime Income Trust
Morgan Stanley Quality Municipal Income Trust
Morgan Stanley Quality Municipal Investment Trust
Morgan Stanley Quality Municipal Securities

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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Morgan Stanley California Insured
Municipal Income Trust
Morgan Stanley California Quality
Municipal Securities
Morgan Stanley Insured California
Municipal Securities
Morgan Stanley Insured Municipal
Bond Trust
Morgan Stanley Insured Municipal
Income Trust
Morgan Stanley Insured Municipal Securities
Morgan Stanley Insured Municipal Trust
Morgan Stanley Municipal Income
Opportunities Trust
Morgan Stanley Municipal Income
Opportunities Trust II
Morgan Stanley Municipal Income
Opportunities Trust III
Morgan Stanley Municipal Premium
Income Trust
Morgan Stanley New York Quality
Municipal Securities
Morgan Stanley Prime Income Trust
Morgan Stanley Quality Municipal
Income Trust
Morgan Stanley Quality Municipal
Investment Trust
Morgan Stanley Quality Municipal Securities

c/o Morgan Stanley Investment Advisors Inc.
522 Fifth Avenue
New York, New York 10036

NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS
TO BE HELD April 16, 2010

The Special Meetings of Shareholders (“Meeting(s)”) of Morgan Stanley California Insured Municipal Income Trust, Morgan Stanley California Quality Municipal Securities, Morgan Stanley Insured California Municipal Securities, Morgan Stanley Insured Municipal Bond Trust, Morgan Stanley Insured Municipal Income Trust, Morgan Stanley Insured Municipal Securities, Morgan Stanley Insured Municipal Trust, Morgan Stanley Municipal Income Opportunities Trust, Morgan Stanley Municipal Income Opportunities Trust II, Morgan Stanley Municipal Income Opportunities Trust III, Morgan Stanley Municipal Premium Income Trust, Morgan Stanley New York Quality Municipal Securities, Morgan Stanley Prime Income Trust, Morgan Stanley Quality Municipal Income Trust, Morgan Stanley Quality Municipal Investment Trust and Morgan Stanley Quality Municipal Securities, each an unincorporated business trust organized under the laws of the Commonwealth of Massachusetts (individually, a “Fund” and, collectively, the “Funds”), will be held jointly in Conference Room N,

3rd Floor, 522 Fifth Avenue, New York, New York 10036, on April 16, 2010 at 9:30 a.m., New York City time, for the following purposes:

Matters to be Voted On By All Shareholders:

1. Except for Shareholders of Morgan Stanley Prime Income Trust, to elect five Trustees to serve until the year 2010 Annual Meeting, six Trustees to serve until the year 2011 Annual Meeting and six Trustees to serve until the year 2012 Annual Meeting or, in each case, until their successors shall have been duly elected and qualified. For Shareholders of Morgan Stanley Prime Income Trust, to elect 17 Trustees to serve until (i) his or her successor has been elected and qualified, (ii) his or her death, (iii) his or her resignation or (iv) his or her removal as provided by statute or the charter.

2. (a) For each Fund, to approve a new investment advisory agreement with Invesco Advisers, Inc.

   (b) For each Fund, to approve a new master sub-advisory agreement between Invesco Advisers, Inc. and its affiliates.

3.  To transact such other business as may properly come before the Meetings or any adjournments thereof.

Shareholders of record of each Fund as of the close of business on February 18, 2010 are entitled to notice of and to vote at a Meeting. If you cannot be present in person, your management would greatly appreciate your filling in, signing and returning the enclosed Proxy Card promptly in the envelope provided for that purpose. Alternatively, if you are eligible to vote telephonically by touchtone telephone or electronically on the Internet (as discussed in the enclosed Joint Proxy Statement) you may do so in lieu of attending the Meetings in person.

In the event that holders of a majority of each Fund’s shares issued and outstanding and entitled to vote (a “Quorum”) are not present at a Meeting of any Fund in person or by Proxy, or the vote required to approve or reject any Proposal is not obtained at a Meeting of any Fund, the persons named as proxies may propose one or more adjournments of a Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the applicable Fund’s shares present in person or by Proxy at a Meeting. The persons named as proxies will vote in favor of such adjournment those Proxies which have been received by the date of the Meetings.

Mary E. Mullin
     Secretary
February 26, 2010
New York, New York

IMPORTANT

You can help avoid the necessity and expense of sending follow-up letters to ensure a Quorum by promptly returning the enclosed Proxy Card. If you are unable to be present in person, please fill in, sign and return the enclosed Proxy Card in order that the necessary Quorum may be represented at the Meetings. The enclosed envelope requires no postage if mailed in the United States. Certain Shareholders will be able to vote telephonically by touchtone telephone or electronically on the Internet by following instructions contained on their proxy cards or on the enclosed Voting Information Card.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETINGS OF SHAREHOLDERS TO BE HELD ON April 16, 2010:

The Joint Proxy Statement for the Special Meetings of Shareholders is available on the Internet at the website address located on the enclosed Proxy Card.

MORGAN STANLEY CALIFORNIA INSURED
MUNICIPAL INCOME TRUST (“IIC”)
MORGAN STANLEY CALIFORNIA QUALITY
MUNICIPAL SECURITIES (“IQC”)
MORGAN STANLEY INSURED CALIFORNIA
MUNICIPAL SECURITIES (“ICS”)
MORGAN STANLEY INSURED MUNICIPAL BOND TRUST (“IMC”)
MORGAN STANLEY INSURED MUNICIPAL INCOME TRUST (“IIM”)
MORGAN STANLEY INSURED MUNICIPAL SECURITIES (“IMS”)
MORGAN STANLEY INSURED MUNICIPAL TRUST (“IMT”)
MORGAN STANLEY MUNICIPAL INCOME
OPPORTUNITIES TRUST (“OIA”)
MORGAN STANLEY MUNICIPAL INCOME
OPPORTUNITIES TRUST II (“OIB”)
MORGAN STANLEY MUNICIPAL INCOME
OPPORTUNITIES TRUST III (“OIC”)
MORGAN STANLEY MUNICIPAL PREMIUM INCOME TRUST (“PIA”)
MORGAN STANLEY NEW YORK QUALITY
MUNICIPAL SECURITIES (“IQN”)
MORGAN STANLEY PRIME INCOME TRUST (“PRIME”)
MORGAN STANLEY QUALITY MUNICIPAL INCOME TRUST (“IQI”)
MORGAN STANLEY QUALITY
MUNICIPAL INVESTMENT TRUST (“IQT”)
MORGAN STANLEY QUALITY MUNICIPAL SECURITIES (“IQM”)

c/o Morgan Stanley Investment Advisors Inc.
522 Fifth Avenue
New York, New York 10036

JOINT PROXY STATEMENT

Special Meetings of Shareholders

April 16, 2010

This Joint Proxy Statement is furnished in connection with the solicitation of proxies by the Boards of Trustees (the “Board(s)”) of Morgan Stanley California Insured Municipal Income Trust (“IIC”), Morgan Stanley California Quality Municipal Securities (“IQC”), Morgan Stanley Insured California Municipal Securities (“ICS”), Morgan Stanley Insured Municipal Bond Trust (“IMC”), Morgan Stanley Insured Municipal Income Trust (“IIM”), Morgan Stanley Insured Municipal Securities (“IMS”), Morgan Stanley Insured Municipal Trust (“IMT”), Morgan Stanley Municipal Income Opportunities Trust (“OIA”), Morgan Stanley Municipal Income Opportunities Trust II (“OIB”), Morgan Stanley Municipal Income Opportunities Trust III (“OIC”), Morgan Stanley

Municipal Premium Income Trust (“PIA”), Morgan Stanley New York Quality Municipal Securities (“IQN”), Morgan Stanley Prime Income Trust (“Prime”), Morgan Stanley Quality Municipal Income Trust (“IQI”), Morgan Stanley Quality Municipal Investment Trust (“IQT”) and Morgan Stanley Quality Municipal Securities (“IQM”) (individually, a “Fund” and, collectively, the “Funds”) for use at the Special Meetings of Shareholders of the Funds to be held jointly on April 16, 2010 (the “Meetings”), and at any adjournments thereof. The first mailing of this Joint Proxy Statement is expected to be made on or about March 1, 2010.

If the enclosed form of Proxy is properly executed and returned in time, or is submitted by telephone or Internet, to be voted at the Meetings, the proxies named therein will vote the shares of beneficial interest with respect to the Funds (collectively, the “Shares”) represented by the Proxy in accordance with the instructions marked thereon. Unmarked proxies submitted by shareholders of a Fund (“Shareholders”) will be voted for each of the Nominees for election as Trustee of that Fund, for the new investment advisory agreement between that Fund and Invesco Advisers, Inc. (“Invesco Advisers”) and for the master sub-advisory agreement between Invesco Advisers and its affiliates, as set forth in the attached Notice of Special Meetings of Shareholders. A Proxy may be revoked at any time prior to its exercise by any of the following: written notice of revocation to the Secretary of the Funds, execution and delivery of a later dated Proxy to the Secretary of the Funds (whether by mail or, as discussed below, by touchtone telephone or the Internet) (if returned and received in time to be voted), or attendance and voting at the Meetings. Attendance at the Meetings will not in and of itself revoke a Proxy. In order to revoke a Proxy in person, Shareholders must submit a subsequent Proxy. Shareholders whose shares are held in street name by a broker of record and who wish to vote in person at the Meetings must obtain a legal proxy from their broker and present it at the Meetings to the inspector of elections.

Shareholders of record of each Fund as of the close of business on February 18, 2010, the record date for the determination of Shareholders entitled to notice of and to vote at the Meetings (the “Record Date”), are entitled to one vote for each Share held and a fractional vote for a fractional Share.

The table below sets forth the total number of Common Shares and Preferred Shares, as applicable, outstanding for each Fund as of the Record Date:

	Number of Common	Number of Preferred
	Shares Outstanding as	Shares Outstanding as
	of February 18, 2010	of February 18, 2010
Name of Fund	(Record Date)	(Record Date)

IIC	10,660,578.0000	919
IQC	8,886,531.0000	695
ICS	3,427,552.0000	N/A
IMC	3,942,543.0000	363
IIM	20,694,674.0000	1,641
IMS	6,591,385.4057	N/A
IMT	17,484,370.0000	1,301
OIA	19,620,473.0000	N/A
OIB	16,184,386.0000	N/A
OIC	8,501,253.0000	N/A
PIA	16,666,875.0000	675
IQN	4,031,354.0000	306
Prime	97,577,327.171	N/A
IQI	23,505,263.0000	2,753
IQT	13,865,371.0000	1,247
IQM	13,454,167.0000	1,100

The cost of soliciting proxies for the Meeting of each Fund, consisting principally of printing and mailing expenses, will be borne by Morgan Stanley and Invesco Ltd. (“Invesco”) and their affiliates. The solicitation of proxies will be by mail, telephone or otherwise through Trustees, officers of the Funds, or officers and employees of Morgan Stanley Investment Advisors Inc., each Fund’s investment adviser (the “Current Adviser”), Morgan Stanley Trust, Morgan Stanley Services Company Inc. (“Morgan Stanley Services” or the “Administrator”), Morgan Stanley & Co. Incorporated and/or Morgan Stanley Smith Barney LLC, without special compensation therefor. The transfer agent services for each Fund except for Prime are currently provided by Computershare Trust Company, N.A., and by Morgan Stanley Trust with respect to Prime (together, the “Transfer Agent”).

Shareholders may be able to vote their Shares by touchtone telephone or by Internet by following the instructions on the Proxy Card accompanying this Joint Proxy Statement. The Internet procedures are designed to authenticate a Shareholder’s identity to allow Shareholders to vote their Shares and confirm that their instructions have been properly recorded. To vote by Internet or by touchtone telephone, Shareholders can access the website or call the toll-free number listed on the Proxy Card. To vote by touchtone telephone or by Internet, Shareholders will need the number that appears on the Proxy Card or Voting Information Card in the shaded box.

The Funds have engaged the services of Computershare Fund Services, Inc. (Computershare Fund Services) to assist in the solicitation of Proxies for the Meetings. Computershare Fund Services’ costs are expected to be approximately $211,502. Proxies are expected to be solicited principally by mail, but the Funds or Computershare Fund Services may also solicit Proxies by telephone, facsimile or personal interview. The Funds’ officers will not receive any additional compensation for any such solicitation. Invesco Advisers and Morgan Stanley will bear 100% of these solicitation costs.

This Joint Proxy Statement is being used in order to reduce the preparation, printing, handling and postage expenses that would result from the use of a separate proxy statement for each Fund and, because Shareholders may own Shares of more than one Fund, to potentially avoid burdening Shareholders with more than one proxy statement. Shares of a Fund are entitled to one vote each at the respective Fund’s Meeting. To the extent information relating to common ownership is available to the Funds, a Shareholder that owns of record Shares in two or more of the Funds will receive a package containing a Joint Proxy Statement and Proxy Cards for the Funds in which such Shareholder is a record owner. If the information relating to common ownership is not available to the Funds, a Shareholder that beneficially owns Shares in two or more Funds may receive two or more packages each containing a Joint Proxy Statement and a Proxy Card for each Fund in which such Shareholder is a beneficial owner. If a Proposal is approved by Shareholders of one Fund and disapproved by Shareholders of other Funds, the Proposal will be implemented for the Fund that approved the Proposal and will not be implemented for any Fund that did not approve the Proposal. Thus, it is essential that Shareholders complete, date, sign and return each enclosed Proxy Card or vote by touchtone telephone or Internet as indicated in each Fund’s Proxy Card.

Only one copy of this Joint Proxy Statement will be delivered to multiple Shareholders sharing an address unless we have received contrary instructions from one or more of the Shareholders. Upon written or oral request, we will deliver a separate copy of this Joint Proxy Statement to a Shareholder at a shared address to which a single copy of this Joint Proxy Statement was delivered. Should any Shareholder wish to receive a separate Proxy Statement or should Shareholders sharing an address wish to receive a single Proxy Statement in the future, please contact (888) 421-4015 (toll-free).

PROPOSAL 1:
ELECTION OF TRUSTEES

On October 19, 2009, Morgan Stanley entered into a definitive agreement to sell substantially all of its retail asset management business to Invesco, a leading global investment management company, located at 1555 Peachtree Street, N.E., Suite 1800, Atlanta, Georgia 30309, in exchange for $1.5 billion in cash and a minority equity interest in Invesco stock (the “Acquisition”). Although there is no assurance that the Acquisition will be completed, if the terms and conditions of the Acquisition are satisfied and/or waived, the closing of the Acquisition is expected to take place in mid-2010. In connection with this Acquisition, the Current Adviser submitted to the Board of Trustees (each a “Board”) of each Fund for its approval, among other things, a proposal to adopt a substantially new Board for each Fund. Messrs. Manuel H. Johnson and Michael E. Nugent will continue to serve on the Boards of IIC, IQC, IMC, IIM, IMT, PIA, IQN, IQI, IQT and IQM until their successors are duly elected and qualified to represent the Preferred Shareholders following the consummation of the Acquisition.

Each Fund’s Board is recommending that the Shareholders of each Fund approve the Nominees for each Fund’s Board set forth below. The Nominees to be elected to the Board of each Fund are comprised primarily of independent trustees/directors who serve other funds advised by affiliates of Invesco, as well as two interested trustees/directors who serve other funds advised by affiliates of Invesco, Martin L. Flanagan, the Chief Executive Officer of Invesco, and Philip A. Taylor, the Head of North American Retail and Senior Managing Director of Invesco. Before determining that it was appropriate to propose the Nominees for election to each Fund’s Board, the Boards met with Management of the Funds, Senior Management at Invesco and Messrs. Flanagan and Taylor and reviewed information about the proposed Nominees’ qualifications and experience as trustees/directors of registered investment companies. Based on the information received, and in light of the Acquisition, the Board of each Fund determined that it was appropriate to propose the Nominees for election to the Boards. By proposing these Nominees for election to each Fund’s Board, the Boards hope to align the governance of the Funds with the governance of other registered investment companies advised by affiliates of Invesco. All current Trustees, other than Messrs. Manuel H. Johnson and Michael E. Nugent with respect to IIC, IQC, IMC, IIM, IMT, PIA, IQN, IQI, IQT and IQM only, will cease to serve as Trustees of a Fund in the event that the Shareholders of that Fund approve the election of the Nominees set forth below and the Acquisition is consummated.

With the exception of the Nominees for the Board of Prime, the Nominees have been divided into three separate classes, each class having a term of three years. The term of office of each of the three classes will expire each succeeding year. Each Nominee will, if elected, serve an initial term beginning following the date of the consummation of the Acquisition and terminating at the date of the applicable Annual Meeting of Shareholders indicated in the chart below or any adjournment thereof. Each Nominee for the Board of Prime is elected for an indefinite term. Pursuant to Prime’s By-Laws, each Trustee holds office until (i) his or her successor has been elected and qualified, (ii) his or her death, (iii) his or her resignation or (iv) his or her removal as provided by statute or the charter. In addition, pursuant to the Declaration of Trust of each of IIC, IQC, IMC, IIM, IMT, PIA, IQN, IQI, IQT and IQM, as amended from time to time, and the Investment Company Act of 1940, as amended (the “Investment Company Act”), the Board of each such Fund previously determined that one of each of the Class II Trustees and Class III Trustees will be designated to be elected by the Preferred Shareholders voting separately. In this regard, Messrs. Manuel H. Johnson and Michael E. Nugent serve as Trustees of the Boards of IIC, IQC, IMC, IIM, IMT, PIA, IQN, IQI, IQT and IQM on behalf of the Preferred Shareholders, the terms of each to expire with his designated Class or until his successor has been duly elected and qualified. Mr. Johnson is a Class II Trustee and Mr. Nugent is a Class III Trustee of IIC, IQC, IMC, IIM, IMT, PIA, IQN, IQI, IQT and IQM. Each of Messrs. Johnson and Nugent will continue to serve in this capacity on the Boards of IIC, IQC, IMC, IIM, IMT, PIA, IQN, IQI, IQT and IQM following the consummation of the Acquisition until their successors are duly elected and qualified.

It is the intention of the persons named in the enclosed form of Proxy, unless instructed by Proxy to withhold authority to vote for the Nominees, to vote all validly executed Proxies for the election of the following Nominees:

Group I*	Group II**	Group III***

Albert R. Dowden	David C. Arch	James T. Bunch
Prema Mathai-Davis	Bob R. Baker	Bruce L. Crockett
Lewis F. Pennock	Frank S. Bayley	Rod Dammeyer
Hugo F. Sonnenschein	Larry Soll	Jack M. Fields
Raymond Stickel, Jr.	Philip A. Taylor	Martin L. Flanagan
	Wayne W. Whalen	Carl Frischling

*	To serve until the year 2010 Annual Meeting or until their successors have been duly elected and qualified, except as noted above for Prime.

**	To serve until the year 2011 Annual Meeting or until their successors have been duly elected and qualified, except as noted above for Prime.

***	To serve until the year 2012 Annual Meeting or until their successors have been duly elected and qualified, except as noted above for Prime.

Should any of the Nominees become unable or unwilling to accept nomination or election, the persons named in the Proxy will exercise their voting power in favor of such person or persons as the Boards may recommend or, in the case of an independent Trustee Nominee, as the independent Trustees of each Fund may recommend. All of the Nominees have consented to being named in this Joint

Proxy Statement and to serve if elected. The Funds know of no reason why any of the said Nominees would be unable or unwilling to accept nomination or election.

The table below sets forth the following information regarding the Nominees for election as Trustees, and each of the two current Trustees who will continue to serve on each Fund’s Board, as well as the proposed new executive officers of the Funds: their age, address, position held or proposed to be held with each Fund and length of time served, as applicable, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Trustee or Nominee Trustee and other trusteeships/directorships, if any, held by the Trustees. The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Current Adviser and its affiliates. All Nominees, if elected by Shareholders, will oversee 17 closed-end funds (including the Funds) that are currently in the Fund Complex. Upon consummation of the Acquisition, these 17 closed-end funds will become part of the AIM Family of Funds.

Position Held or
Proposed to be
	Held with each		Number of
	Fund and the		Funds in Fund	Other
	Length of Time		Complex	Trusteeship(s)/
Name, Age and	Served for	Principal Occupation(s)	Overseen by	Directorships(s)
Address	Current Trustees	During Past 5 Years	Trustee	Held by Trustee

Interested Nominees
Martin L. Flanagan[1] (49) Two Peachtree Pointe 1555 Peachtree Street N.E. Atlanta, Georgia 30309	Proposed Trustee	Executive Director, Chief Executive Officer and President, Invesco (a global investment management firm); Trustee, The AIM Family of Funds ®; Board of Governors, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business and Adviser to the board of directors, Invesco Advisers.	17	Trustee of 149 funds/portfolios in the AIM Family of Funds ®.
Formerly: Chairman, Invesco Aim Advisors, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco Aim Advisors, Inc. and a global investment management firm); Director, Invesco; Chairman and Vice Chairman, Investment Company Institute.

1	Mr. Flanagan will be considered an interested person of the Funds because he is an adviser to the board of directors of Invesco Advisers, and an officer and a director of Invesco, the ultimate parent of Invesco Advisers.

Position Held or
Proposed to be
	Held with each		Number of
	Fund and the		Funds in Fund	Other
	Length of Time		Complex	Trusteeship(s)/
Name, Age and	Served for	Principal Occupation(s)	Overseen by	Directorships(s)
Address	Current Trustees	During Past 5 Years	Trustee	Held by Trustee

Philip A. Taylor[2] (55) 11 Greenway Plaza Suite 100 Houston, Texas 77046-1173	Proposed Trustee	Head of North American Retail and Senior Managing Director, Invesco; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Aim Management Group, Inc. (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director, Invesco Aim Distributors, Inc. (registered broker dealer); Director and Chairman, Invesco Aim Investment Services, Inc. (registered transfer agent) and INVESCO Distributors, Inc. (registered broker dealer); Director, Co- Chairman, Co-President & Co- Chief Executive, Invesco Advisers (Formerly Invesco Institutional, (N.A.), Inc. – registered investment adviser), Director, President and Chairman, INVESCO Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, AIM Trimark Corporate Class Inc. (corporate mutual fund company) and AIM Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Lteé; Trustee, President and Principal Executive Officer, The AIM Family of Funds ® (other than AIM Treasurer’s Series Trust and Short- Term Investments Trust); Trustee and Executive Vice President, The AIM Family of Funds ® (AIM Treasurer’s Series Trust and Short- Term Investments Trust only); and Manager, Invesco PowerShares Capital Management LLC.
			17	Trustee of 149 funds/portfolios in the AIM Family of Funds ®.

Formerly: Director, Chief Executive Officer and President, Invesco Aim Advisors, Inc.; Director, Chairman,

2	Mr. Taylor will be considered an interested person of the Funds because he is an officer and a director of Invesco Advisers.

	Position Held or
	Proposed to be
	Held with each		Number of
	Fund and the		Funds in Fund	Other
	Length of Time		Complex	Trusteeship(s)/
Name, Age and	Served for	Principal Occupation(s)	Overseen by	Directorships(s)
Address	Current Trustees	During Past 5 Years	Trustee	Held by Trustee

		Chief Executive Officer and President, Invesco Aim Capital Management, Inc. (registered investment adviser) and Invesco Aim Private Asset Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The AIM Family of Funds ® (AIM Treasurer’s Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

Independent Nominees
David C. Arch (64) Blistex Inc. 1800 Swift Drive Oak Brook, IL 60523	Proposed Trustee	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	17	Trustee/Director of 88 funds/portfolios in the Van Kampen Family of Funds ®. Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan.

Bob R. Baker (73) 11 Greenway Plaza Suite 100 Houston, Texas 77046-1173	Proposed Trustee	Retired.	17	Trustee of 149 funds/portfolios in the AIM Family of Funds ®.

Frank S. Bayley (70) 11 Greenway Plaza Suite 100 Houston, Texas 77046-1173	Proposed Trustee	Retired. Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios).	17	Trustee of 149 funds/portfolios in the AIM Family of Funds ®.

James T. Bunch (67) 11 Greenway Plaza Suite 100 Houston, Texas 77046-1173	Proposed Trustee	Founder, Green, Manning & Bunch Ltd. (investment banking firm).	17	Trustee of 149 funds/portfolios in the AIM Family of Funds ®; Board of Governors,

	Position Held or
	Proposed to be
	Held with each		Number of
	Fund and the		Funds in Fund	Other
	Length of Time		Complex	Trusteeship(s)/
Name, Age and	Served for	Principal Occupation(s)	Overseen by	Directorships(s)
Address	Current Trustees	During Past 5 Years	Trustee	Held by Trustee

				Western Golf Association/Evans Scholars Foundation and Executive Committee, United States Golf Association.

Bruce L. Crockett (65) 11 Greenway Plaza Suite 100 Houston, Texas 77046-1173	Proposed Trustee	Chairman, Crockett Technology Associates (technology consulting company).	17	Chairman of the Boards of Trustees of 149 funds/portfolios in the AIM Family of Funds ®; ACE Limited (insurance company); Captaris, Inc. (unified messaging provider); and Investment Company Institute.

Rod Dammeyer (69) CAC, LLC 4350 La Jolla Village Drive Suite 320 San Diego, CA 92122-1249	Proposed Trustee	President of CAC, LLC, a private company offering capital investment and management advisory services.	17	Trustee/Director of 88 funds/portfolios in the Van Kampen Family of Funds ®. Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc. Prior to January 2004, Director of TeleTech Holdings Inc. and Arris Group, Inc.

Albert R. Dowden (68) 11 Greenway Plaza Suite 100 Houston, Texas 77046-1173	Proposed Trustee	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (registered investment company); and Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company).	17	Trustee/Director of 149 funds/portfolios in the AIM Family of Funds ®; Board of Nature’s Sunshine Products, Inc.
		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Director, Annuity

	Position Held or
	Proposed to be
	Held with each		Number of
	Fund and the		Funds in Fund	Other
	Length of Time		Complex	Trusteeship(s)/
Name, Age and	Served for	Principal Occupation(s)	Overseen by	Directorships(s)
Address	Current Trustees	During Past 5 Years	Trustee	Held by Trustee

		and Life Re (Holdings), Ltd. (reinsurance company); Senior Vice President, AB Volvo; Director of various public and private corporations.

Jack M. Fields (57) 11 Greenway Plaza Suite 100 Houston, Texas 77046-1173	Proposed Trustee	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non- profit) and Cross Timbers Quail Research Ranch (non-profit). Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company).	17	Trustee/Director of 149 funds/portfolios in the AIM Family of Funds ®; Administaff

Carl Frischling (72) 11 Greenway Plaza Suite 100 Houston, Texas 77046-1173	Proposed Trustee	Partner, law firm of Kramer Levin Naftalis and Frankel LLP.	17	Trustee/Director of 149 funds/portfolios in the AIM Family of Funds ®; Reich & Tang Funds (16 portfolios)

Prema Mathai- Davis (59) 11 Greenway Plaza Suite 100 Houston, Texas 77046-1173	Proposed Trustee	Retired.	17	Trustee of 149 funds/portfolios in the AIM Family of Funds ®.

Lewis F. Pennock (67) 11 Greenway Plaza Suite 100 Houston, Texas 77046-1173	Proposed Trustee	Partner, law firm of Pennock & Cooper.	17	Trustee of 149 funds/portfolios in the AIM Family of Funds ®.

Larry Soll (67) 11 Greenway Plaza Suite 100 Houston, Texas 77046-1173	Proposed Trustee	Retired.	17	Trustee of 149 funds/portfolios in the AIM Family of Funds ®.

Hugo F. Sonnenschein (69) 1126 E. 59th Street Chicago, IL 60637	Proposed Trustee	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	17	Trustee/Director of 88 funds/portfolios in the Van Kampen Family of Funds ®. Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences.

Raymond Stickel, Jr. (65) 11 Greenway Plaza Suite 100 Houston, Texas 77046-1173	Proposed Trustee	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios)	17	Trustee of 149 funds/portfolios in the AIM Family of Funds ®.

	Position Held or
	Proposed to be
	Held with each		Number of
	Fund and the		Funds in Fund	Other
	Length of Time		Complex	Trusteeship(s)/
Name, Age and	Served for	Principal Occupation(s)	Overseen by	Directorships(s)
Address	Current Trustees	During Past 5 Years	Trustee	Held by Trustee

Wayne W. Whalen (70) 155 North Wacker Drive Chicago, IL 60606	Proposed Trustee	Of Counsel in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP (since January 2010); Prior to January 2010, Partner at Skadden, Arps, Slate, Meagher & Flom LLP.	17	Chairman of the Boards, Trustee/Director of 88 funds/portfolios in the Van Kampen Family of Funds ®. Director of the Abraham Lincoln Presidential Library Foundation.

Current Independent Trustees
Dr. Manuel H. Johnson (60) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Trustee since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of the Morgan Stanley Retail Funds (since July 1991) and Morgan Stanley Institutional Funds (since July 2003); Co- Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Morgan Stanley Retail Funds’ and Institutional Funds’ Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	164	Director of NVR, Inc. (home construction); Director of Evergreen Energy.

Michael E. Nugent (73) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Chairperson of the Boards since July 2006 and Trustee since July 1991	General Partner, Triumph Capital, L.P. (private investment partnership); Chairperson of the Boards of the Morgan Stanley Retail Funds and Morgan Stanley Institutional Funds (since July 2006); Director or Trustee of the Retail Funds (since July 1991) and Morgan Stanley Institutional Funds (since July 2001); formerly, Chairperson of the Insurance Committee (until July 2006).	164	None

EQUITY SECURITIES OWNED BY TRUSTEES

For each Nominee and the two current Trustees who will continue to serve on each Fund’s Board, the dollar range of equity securities beneficially owned in the Funds and in the family of investment companies as of December 31, 2009 is shown in Appendix A. No information is shown for those current Trustees whose term of office will not continue if the Shareholders approve the Nominees for election as Trustees.

As to each independent Trustee and Nominee and his or her immediate family members, no person owned beneficially or of record securities in the Current Adviser or any principal underwriter of the Funds, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Current Adviser or any principal underwriter of the Funds as of December 31, 2009.

As of December 31, 2009, the aggregate number of Shares of each Fund owned by the Funds’ officers, current Trustees and Nominees as a group was less than 1% of each Fund’s outstanding Shares.

PROPOSED OFFICERS OF THE FUNDS

Below is information on the proposed officers of the Funds who will take office with respect to each Fund in the event that (i) the Shareholders of that Fund approve Proposals 2(a) and 2(b), and (ii) the Acquisition is consummated. The Shareholders are not being asked to vote on the proposed officers of the Funds. The Board of each Fund appoints the officers of the Funds.

Name, Age, Address and Position(s)	Length of
to be Held with the Funds*	Time Served**	Principal Occupation(s) During Past 5 Years

Philip A. Taylor (55) President and Principal Executive Officer 11 Greenway Plaza Suite 100 Houston, Texas 77046-1173	N/A	Head of North American Retail and Senior Managing Director, Invesco; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Aim Management Group, Inc. (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director, Invesco Aim Distributors, Inc. (registered broker dealer); Director and Chairman, Invesco Aim Investment Services, Inc. (registered transfer agent) and INVESCO Distributors, Inc. (registered broker dealer); Director, Co-Chairman, Co-President & Co-Chief Executive, Invesco Advisers (Formerly Invesco Institutional, (N.A.), Inc. – registered investment adviser); Director, President and Chairman, INVESCO Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, AIM Trimark Corporate Class Inc. (corporate mutual fund company) and AIM Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Dealer Inc./Courtage Invesco Trimark Inc. and Invesco Trimark Ltd./ Invesco Trimark Lteé; Trustee, President and Principal Executive

*	The address of the proposed Officers of each Fund is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173 unless otherwise noted.

**	Each Officer will serve for a one-year term or until their successors are elected and qualified.

Name, Age, Address and Position(s)	Length of
to be Held with the Funds*	Time Served**	Principal Occupation(s) During Past 5 Years

Officer, The AIM Family of Funds ® (other than AIM Treasurer’s Series Trust and Short-Term Investments Trust); Trustee and Executive Vice President, The AIM Family of Funds ® (AIM Treasurer’s Series Trust and Short-Term Investments Trust only); and Manager, Invesco PowerShares Capital Management LLC.
Formerly: Director, Chief Executive Officer and President, Invesco Aim Advisors, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc. (registered investment adviser) and Invesco Aim Private Asset Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The AIM Family of Funds ® (AIM Treasurer’s Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

John M. Zerr (47) Senior Vice President, Chief Legal Officer and Secretary 11 Greenway Plaza Suite 100 Houston, Texas 77046-1173	N/A	Director, Senior Vice President, Secretary and General Counsel, Invesco Aim Management Group, Inc.; Director, Senior Vice President and Secretary, Invesco Aim Distributors, Inc.; Director, Vice President and Secretary, Invesco Aim Investment Services, Inc. and INVESCO Distributors, Inc.; Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The AIM Family of Funds ®; and Manager, Invesco PowerShares Capital Management LLC.; Senior Vice President, Invesco Advisers (Formerly Invesco Institutional, (N.A.), Inc. – registered investment adviser).
Formerly: Director, Senior Vice President, Secretary and General Counsel, Invesco Aim Advisors, Inc.; Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary and General Counsel, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance

*	The address of the proposed Officers of each Fund is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173 unless otherwise noted.

**	Each Officer will serve for a one-year term or until their successors are elected and qualified.

Name, Age, Address and Position(s)	Length of
to be Held with the Funds*	Time Served**	Principal Occupation(s) During Past 5 Years

Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company).
Lisa O. Brinkley (50) Vice President Two Peachtree Pointe 1555 Peachtree Street NE Atlanta, Georgia 30309	N/A	Global Compliance Director, Invesco; Chief Compliance Officer, Invesco Aim Distributors, Inc. and Invesco Aim Investment Services, Inc.; and Vice President, The AIM Family of Funds ®.

Formerly: Senior Vice President, Invesco Aim Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisors, Inc. and The AIM Family of Funds ®; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Aim Distributors, Inc.; Vice President, Invesco Aim Investment Services, Inc. and Fund Management Company.
Kevin M. Carome (53) Vice President Two Peachtree Pointe 1555 Peachtree Street NE Atlanta, Georgia 30309	N/A	General Counsel, Secretary and Senior Managing Director, Invesco; Director, Invesco Holding Company Limited and INVESCO Funds Group, Inc.; Director and Executive Vice President, IVZ, Inc., Invesco Group Services, Inc., Invesco North American Holdings, Inc. and Invesco Investments (Bermuda) Ltd.; and Vice President, The AIM Family of Funds ®; Director and Secretary, Invesco Advisers (Formerly Invesco Institutional, (N.A.), Inc. – registered investment adviser).
Formerly: Secretary, Invesco North American Holdings, Inc.; Vice President and Secretary, IVZ, Inc. and Invesco Group Services, Inc.; Senior Managing Director and Secretary, Invesco Holding Company Limited; Director, Senior Vice President, Secretary and General Counsel, Invesco Aim Management Group, Inc. and Invesco Aim Advisors, Inc.; Senior Vice President and Vice President, Invesco Aim Distributors, Inc.; Director, General Counsel and Vice President, Fund Management Company; Vice President, Invesco Aim Capital Management, Inc. and Invesco Aim Investment Services, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The AIM Family of Funds ®; Director and Vice President, INVESCO

*	The address of the proposed Officers of each Fund is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173 unless otherwise noted.

**	Each Officer will serve for a one-year term or until their successors are elected and qualified.

Name, Age, Address and Position(s)	Length of
to be Held with the Funds*	Time Served**	Principal Occupation(s) During Past 5 Years

Distributors, Inc.; and Chief Executive Officer and President, INVESCO Funds Group, Inc.

Sheri Morris (45) Vice President, Treasurer and Principal Financial Officer 11 Greenway Plaza Suite 100 Houston, Texas 77046-1173	N/A	Vice President, Invesco Advisers (Formerly Invesco Institutional, (N.A.), Inc. – registered investment adviser); Vice President, Treasurer and Principal Financial Officer, The AIM Family of Funds ®.
Formerly: Assistant Vice President and Assistant Treasurer, The AIM Family of Funds ®: Vice President, Assistant Vice President, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Karen Dunn Kelley (49) Vice President 11 Greenway Plaza Suite 100 Houston, Texas 77046-1173	N/A	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers (Formerly Invesco Institutional (N.A.), Inc. - registered investment adviser); Executive Vice President, Invesco Aim Distributors, Inc.; Senior Vice President, Invesco Aim Management Group, Inc.; and Director, Invesco Mortgage Capital Inc.; Vice President, The AIM Family of Funds ® (other than AIM Treasurer’s Series Trust and Short-Term Investments Trust); and President and Principal Executive Officer, The AIM Family of Funds ® (AIM Treasurer’s Series Trust and Short-Term Investments Trust only).
Formerly: Vice President, Invesco Advisers (Formerly Invesco Institutional, (N.A.), Inc.—registered investment adviser); Director of Cash Management, Senior Vice President and Vice President, Invesco Aim Advisors, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Director of Cash Management Senior Vice President, Chief Cash Management Officer and Managing Director, Invesco Aim Capital Management, Inc.; Vice President, The AIM Family of Funds ® (AIM Treasurer’s Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust only).

Lance A. Rejsek (42) Anti-Money Laundering Compliance Officer 11 Greenway Plaza Suite 100 Houston, Texas 77046-1173	N/A	Anti-Money Laundering Compliance Officer, Invesco Advisers, Invesco Aim Distributors, Inc. and Invesco Aim Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc., Invesco Aim Private Asset Management, Inc. and Fund Management Company

*	The address of the proposed Officers of each Fund is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173 unless otherwise noted.

**	Each Officer will serve for a one-year term or until their successors are elected and qualified.

Name, Age, Address and Position(s)	Length of
to be Held with the Funds*	Time Served**	Principal Occupation(s) During Past 5 Years

Todd L. Spillane (51) Chief Compliance Officer 11 Greenway Plaza Suite 100 Houston, Texas 77046-1173	N/A	Senior Vice President, Invesco Aim Management Group, Inc.; Chief Compliance Officer, The AIM Family of Funds ®, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser) and Invesco Senior Secured Management, Inc. (registered investment adviser); Chief Compliance Officer and Senior Vice President, Invesco Advisers (Formerly Invesco Institutional, (N.A.), Inc. – registered investment adviser) and Vice President, Invesco Aim Distributors, Inc. and Invesco Aim Investment Services, Inc.
Formerly: Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc. (registered investment adviser) and Invesco Advisors, Inc. (Formerly Invesco Institutional (N.A.), Inc.), Inc. (registered investment adviser); Senior Vice President and Chief Compliance Officer, Invesco Aim Advisors, Inc. Invesco Aim Capital Management, Inc.; and Invesco Aim Private Asset Management, Inc.; Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company.

Russell C. Burk (51) Senior Vice President and Senior Officer 11 Greenway Plaza Suite 100 Houston, Texas 77046-1173	N/A	Senior Vice President and Senior Officer, The Aim Family of Funds ®.

*	The address of the proposed Officers of each Fund is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173 unless otherwise noted.

**	Each Officer will serve for a one-year term or until their successors are elected and qualified.

Committees of the Boards of Trustees

Each Fund currently has an Audit Committee, a Compliance and Insurance Committee, a Governance Committee and an Investment Committee. During its most recent fiscal year end (October 31, 2009 with respect to IIC, IQC, ICS, IMC, IIM, IMS, IMT, IQN, IQI, IQT and IQM; May 31, 2009 with respect to OIA and PIA; February 28, 2009 with respect to OIB; March 31, 2009 with respect to OIC; and September 30, 2009 with respect to Prime), the Board and Committees of each Fund held the following meetings:

Number of Meetings

Board of Trustees	9
Committee:
Audit Committee	4
Governance Committee	4
Compliance and Insurance Committee	4
Investment Committee	5

During each Fund’s most recent fiscal year end, each Trustee attended at least 75% of the aggregate number of meetings of the Boards and any Committee on which he or she served during the time such Trustee was a member of the Boards. For annual or special Shareholder meetings, Trustees may, but are not required to, attend the meetings; and for the last annual Shareholder meeting for each Fund (except for Prime which does not hold annual meetings), no Trustees attended the meetings.

If elected, the newly comprised Board of each Fund will have an Audit Committee, a Compliance Committee, a Governance Committee, an Investments Committee and a Valuation, Distribution and Proxy Oversight Committee. A description of each Committee is set forth in Appendix B.

Shareholder Communications

Shareholders may send communications to each Fund’s current Board and each of the Nominees in the event that they are elected by Shareholders and take office. Shareholders should send communications intended for each Fund’s Board by addressing the communications directly to that Board (or individual Board members or Nominees) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members or Nominees) and by sending the communication to either the Fund’s office (or individual Board members or Nominees) at the respective addresses specified above. Other Shareholder communications received by each Fund not directly addressed and sent to that Fund’s Board will be reviewed and generally responded to by management and will be forwarded to the Board only at management’s discretion based on the matters contained therein.

Compensation of Current Trustees

Each current Trustee (except for the Chairperson of the Boards) receives an annual retainer fee of $200,000 for serving certain of the funds advised by the Current Adviser and its affiliates, including the Funds. The current Chairperson of the Audit Committee receives an additional annual retainer fee for serving those funds of $75,000, and the current Investment Committee Chairperson receives an additional annual retainer fee for serving those funds of $60,000. Other current Committee Chairpersons receive an additional annual retainer fee for serving those funds of $30,000, and the current Investment Sub-Committee Chairpersons receive an additional annual retainer fee for serving those funds of $15,000. The aggregate compensation paid to each current Trustee is paid by the Funds and certain other funds advised by the Current Adviser and their affiliates and is allocated on a pro rata basis among such Funds and the other funds based on the relative net assets of each of the funds. The current Chairman of the funds receives a total annual retainer fee of $400,000 for his services as Chairperson of the Boards of those funds and for administrative services provided to each Board. Aggregate compensation payable to each of the two current Trustees, who will continue to serve on each Fund’s Board, from each Fund as of December 31, 2009 is shown in Appendix C.

The Funds also reimburse the current Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Current Trustees of the Funds who are employed by the Current Adviser receive no compensation or expense reimbursement from the Funds for their services as Trustee.

Effective April 1, 2004, the Funds began a Deferred Compensation Plan (the “DC Plan”), which allows each current Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board throughout the year. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Funds (or portfolios thereof) that are offered as investment options under the DC Plan. At the Trustee’s election, distributions are either in one lump sum payment or in the form of equal annual installments over a period of five years. The rights of an eligible Trustee and the beneficiaries to the amounts held under the DC Plan are unsecured, and such amounts are subject to the claims of the creditors of the Funds. Each Fund, as appropriate, will discharge its obligation under the DC Plan with respect to a Trustee in the event that the Trustee ceases to serve on the Board of the Fund.

Prior to December 31, 2003, 49 of the funds in the Fund Complex with the Funds (the “Adopting Funds”), including the Funds, had adopted a retirement program under which an independent Trustee who retired after serving for at least five years as an independent Trustee of any such fund (an “Eligible Trustee”) would have been entitled to retirement payments, based on factors such as length of service, upon reaching the eligible retirement age. On December 31, 2003, the amount of accrued retirement benefits for each Eligible Trustee was frozen and will be payable, together with a return of 8% per annum, at or following each such Eligible Trustee’s retirement as shown in the table below.

The following tables illustrate the retirement benefits accrued to the Funds’ independent Trustees by the Funds and the estimated retirement benefits for the independent Trustees from the Funds following retirement. Only the Trustees listed below participated in the retirement program, and the table does not include retirement benefits accrued by Trustees who will not continue as Trustees of the Funds after the Meetings.

	Retirement Benefits Accrued as Fund Expenses
Name of Independent Trustee	IIC		IQC		ICS	IMC		IIM		IMS		IMT		OIA

Manuel H. Johnson	$435		$435		N/A	$435		$434		$477		$434		$410
Michael E. Nugent	$(219	)(1)	$(219	)(1)	N/A	$(219	)(1)	$(219	)(1)	$(206	)(1)	$(219	)(1)	$(62	)(1)

	Retirement Benefits Accrued as Fund Expenses
Name of Independent Trustee	OIB	OIC	PIA		IQN	Prime		IQI		IQT		IQM

Manuel H. Johnson	$410	$410	$410		N/A	$396		$435		$434		$435
Michael E. Nugent	$29	$0	$(62	)(1)	N/A	$(192	)(1)	$(219	)(1)	$(219	)(1)	$(219	)(1)

(1)	The retirement expense is negative due to the fact that the expense had been overaccrued in previous years, so no additional expense was accrued during the last completed fiscal year.

	Estimated Annual Benefits Upon Retirement
Name of Independent Trustee	IIC	IQC	ICS	IMC	IIM	IMS	IMT	OIA

Manuel H. Johnson	$1,451	$1,451	N/A	$1,451	$1,451	$1,451	$1,451	$1,451
Michael E. Nugent	$1,299	$1,299	N/A	$1,299	$1,299	$1,299	$1,299	$1,299

	Estimated Annual Benefits Upon Retirement
Name of Independent Trustee	OIB	OIC	PIA	IQN	Prime	IQI	IQT	IQM

Manuel H. Johnson	$1,451	$1,451	$1,451	N/A	$1,420	$1,451	$1,451	$1,451
Michael E. Nugent	$1,299	$1,299	$1,299	N/A	$1,269	$1,299	$1,299	$1,299

The compensation of the new Board of each Fund will be determined by that Board and may be different from the current compensation.

Vote Required

Assuming a Quorum is present, approval of Proposal 1 with respect to each Fund will require the affirmative vote of a majority of each Fund’s Shares represented in person or by proxy at the Meetings and entitled to vote at the Meetings. The holders of Common Shares and Preferred Shares of a Fund will have equal voting rights (i.e., one vote per Share) and will vote together as a single class with respect to the approval of the Nominees for election as Trustees.

The Board, including the independent Trustees, unanimously recommends that you vote “FOR” the election for each of the Nominee Trustees.

PROPOSAL 2(a): APPROVAL OF NEW ADVISORY AGREEMENT AND PROPOSAL 2(b): APPROVAL OF MASTER SUB-ADVISORY AGREEMENT

Background on the Acquisition

On October 19, 2009, Morgan Stanley entered into a definitive agreement to sell substantially all of its retail asset management business to Invesco, a leading global investment management company, in exchange for $1.5 billion in cash and a minority interest in Invesco stock. Consummation of the Acquisition is subject to certain terms and conditions, including that, prior to closing of the Acquisition, the shareholders of the funds included in the Acquisition, including the Funds, must approve certain proposals. Another condition to the closing of the Acquisition is that clients and/or fund shareholders representing a certain percentage of the total assets transferred to Invesco approve the proposals related to such investors’ investment advisory arrangements with Invesco. The Acquisition, if consummated, will combine certain Morgan Stanley Funds and the AIM Family of Funds onto a single operating platform and will create a larger fund family that will offer a broader range of equity, fixed-income, alternative and other investment options. The Acquisition also presents the opportunity to achieve asset growth through combined distribution networks, to achieve economies of scale, and to operate with greater efficiency and lower overall costs.

In connection with the Acquisition, the Shareholders of each Fund are being asked to approve a new investment advisory agreement with Invesco Advisers, an affiliate of Invesco (the “New Advisory Agreement”), and a proposed master sub-advisory agreement (the “Sub-Advisory Agreement” and, together with the New Advisory Agreement, the “New Advisory Agreements”) between Invesco Advisers and Invesco Asset Management Deutschland, GmbH, Invesco Asset Management Ltd., Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”). If approved by Shareholders of a Fund, the New Advisory Agreements will be effective with respect to that Fund upon consummation of the Acquisition. Although there is no assurance that the Acquisition will be completed, if the terms and conditions of the Acquisition are satisfied and/or waived, the closing of the Acquisition is expected to take place in mid-2010.

In connection with the Acquisition, the Current Adviser submitted to the Board of each Fund for its approval, among other things, the New Advisory Agreements. The Board of each Fund approved the New Advisory Agreements for each Fund and is hereby recommending that the Shareholders of each Fund approve both the New Advisory Agreement and the Sub-Advisory Agreement with respect to that Fund.

Approval of the New Advisory Agreements

The New Advisory Agreement is similar to each Fund’s Current Advisory Agreement. The differences between the New Advisory Agreement and the Current Advisory Agreement are discussed below in the section entitled “New Advisory Agreement.”

The Board of each Fund, including the independent Trustees, at several meetings held during the third and fourth quarters of 2009 and early 2010, carefully considered the matter on behalf of each Fund. Each Fund’s Board, for the reasons discussed below in the section entitled “Board Considerations,” unanimously approved the New Advisory Agreements, and the Board unanimously recommends that the Shareholders approve the New Advisory Agreements for each Fund to be effective following the consummation of the Acquisition.

The number of shares of each Fund that you hold will not change as a result of the Acquisition. You will still own the same number of Shares in each Fund, and the net asset value of your investment will not change as a result of the Acquisition. Furthermore, the Acquisition will not result in any change in any Fund’s investment objectives or principal investment strategies. The Acquisition is also not expected to result in a change in the investment operations of any Fund or in any changes in the investment approach with respect to the management of the Fund. With respect to IIC, IQC, ICS, IMC, IIM, IMS, IMT, PIA, IQN, IQI, IQT and IQM, the persons responsible for the day-to-day management of each Fund are expected to remain the same except that Neil Stone will not continue as portfolio manager of these Funds. For all other Funds, the persons responsible for the portfolio management of each Fund are expected to remain the same.

Current Advisory Agreement

The Current Adviser currently serves as the investment adviser for each Fund pursuant to its Current Advisory Agreement. Each Fund’s Current Advisory Agreement was most recently approved by Shareholders on May 20, 1997, and each Fund’s Board, including a majority of the independent Trustees, most recently approved the continuation of each Current Advisory Agreement on June 19, 2009.

Under each Fund’s Current Advisory Agreement, each Fund pays to the Current Adviser as compensation for services rendered by the Current Adviser the fees set forth in the chart below. The chart below also shows the advisory fees paid by each Fund under its Current Advisory Agreement during the Fund’s most recent fiscal year end.

		Advisory Fees Paid
		During Most Recent
Fund	Advisory Fee	Fiscal Year

IIC	0.27% as a percentage of average weekly net assets	$563,370
IQC	0.27% as a percentage of average weekly net assets	$439,192
ICS	0.27% as a percentage of average weekly net assets	$129,475
IMC	0.27% as a percentage of average weekly net assets	$219,526
IIM	0.27% as a percentage of average weekly net assets	$1,185,054
IMS	0.27% as a percentage of average weekly net assets	$241,317
IMT	0.27% as a percentage of average weekly net assets	$978,117
OIA	0.50% as a percentage of average weekly net assets	$609,305
OIB	0.50% as a percentage of average weekly net assets	$599,272
OIC	0.50% as a percentage of average weekly net assets	$336,190
PIA	0.40% as a percentage of average weekly net assets	$917,039
IQN	0.27% as a percentage of average weekly net assets	$210,608
Prime	0.90% of the portion of the daily net assets not exceeding $500 million;	$5,631,481
	0.85% of the portion of the daily net assets exceeding $500 million but not exceeding $1.5 billion; 0.825% of the portion of the daily net assets exceeding $1.5 billion but not exceeding $2.5 billion; 0.80% of the portion of the daily net assets exceeding $2.5 billion, but not exceeding $3 billion; and 0.775% of the portion of the daily net assets in excess of $3 billion
IQI	0.27% as a percentage of average weekly net assets	$1,292,771
IQT	0.27% as a percentage of average weekly net assets	$737,734
IQM	0.27% as a percentage of average weekly net assets	$730,183

Each Fund further pays to the Current Adviser an administration fee of 0.08% of the Fund’s weekly net assets, except for Prime, which pays the Current Adviser an administration fee of 0.25% of the Fund’s daily net assets. For the purpose of calculating the advisory fee and administration fee for each of IIC, IQC, IMC, IIM, IMT, PIA, IQN, IQI, IQT and IQM, the liquidation preference of any Preferred Shares issued by each such Fund will not be deducted from the Fund’s total assets. In addition, an amount up to the aggregate amount of any other borrowings may be included in such Fund’s advisory fee and administration fee calculations. The chart below shows the administration fees paid by each Fund under its administration agreement with the Current Adviser during the Fund’s most recent fiscal year end.

Administration Fees Paid During
Fund	Most Recent Fiscal Year

IIC	$166,924
IQC	$130,131
ICS	$38,363
IMC	$65,045
IIM	$351,127
IMS	$71,502
IMT	$289,813

Administration Fees Paid During
Fund	Most Recent Fiscal Year

OIA	$97,489
OIB	$95,884
OIC	$53,791
PIA	$183,408
IQN	$62,402
Prime	$1,582,789
IQI	$383,043
IQT	$218,588
IQM	$216,351

The Board of Trustees of Prime has approved a Distribution and Service Agreement with Invesco Aim Distributors, Inc., an affiliate of Invesco, to provide services similar to the services provided by Morgan Stanley Distributors Inc. upon the closing of the Acquisition.

Invesco Advisers, Inc.

Invesco Advisers is registered as an investment adviser under the Investment Advisers Act of 1940. Invesco Advisers is a wholly owned subsidiary of Invesco and serves as the investment adviser for the AIM Family of Funds and manages the investment operations and performs, or arranges for the performance of, the day-to-day management of the AIM Family of Funds. Invesco Advisers is located at Two Peachtree Pointe, 1555 Peachtree Street N.E., Atlanta, Georgia 30309 and has acted as an investment adviser since its organization in 1976. Invesco Advisers currently advises or manages over 225 investment portfolios, encompassing a broad range of investment objectives and, as of December 31, 2009, had assets under management totaling $218 billion.

Invesco

Invesco, the ultimate parent of Invesco Advisers, is a leading independent global investment management company that provides a comprehensive array of investment products for retail, institutional and high-net-worth clients around the world. Operating in 20 countries, Invesco had $423.1 billion in assets under management as of December 31, 2009. Invesco is organized under the laws of Bermuda, and its common shares are listed and traded on the New York Stock Exchange under the symbol “IVZ.” Invesco is located at Two Peachtree Pointe, 1555 Peachtree Street N.E., Atlanta, Georgia 30309.

New Advisory Agreements

It is proposed that each Fund enter into the New Advisory Agreements, to become effective upon the later of (i) the date of Shareholder approval of the New Advisory Agreements, or (ii) the consummation of the Acquisition. Under Section 15(a) of the Investment Company Act, the New Advisory Agreements for each Fund requires the approval of (i) the Board, including a majority of the independent Trustees, and (ii) the Shareholders of the Fund. If Shareholders of a Fund do not approve the New Advisory Agreement for such Fund and/or Shareholders of a Fund do not approve the Sub-Advisory Agreement for such Fund, the Board of Trustees will consider other alternatives for such Fund. If Shareholders of a Fund approve only the New Advisory Agreement or only the Sub-Advisory Agreement for such Fund, notwithstanding such approval, the approved agreement might not be implemented and the Board of Trustees will consider other alternatives for such Fund.

The New Advisory Agreement contains substantially the same terms as the Current Advisory Agreement, except that (i) the effective date of the New Advisory Agreement will change, and the term of the New Advisory Agreement will be from the later of the date of the consummation of the Acquisition or the date that Shareholders of the Fund approve Proposals 2(a) and 2(b) and will be in effect until June 30, 2011, with respect to each Fund, (ii) the New Advisory Agreement provides that Invesco Advisers may delegate any or all of its rights, duties or obligations under such New Advisory Agreement to one or more affiliated investment sub-advisers (the “Affiliated Sub-Advisers”), (iii) the termination provision provides for 60 days’ notice of termination of the New Advisory Agreement by the Fund or Invesco Advisers rather than 30 days as in the Current Advisory Agreement, (iv) the New Advisory Agreement contains a provision that specifically discusses the terms of each Fund’s securities lending activities, and (v) the New Advisory Agreement will be governed by the laws of the State of Texas rather than New York.

As compensation for its services to each Fund under the New Advisory Agreement, Invesco Advisers will be entitled to receive from each Fund fees calculated at the same rate as those charged under each Fund’s Current Advisory Agreement. A form of each Fund’s New Advisory Agreement is attached to this Joint Proxy Statement as Appendix D, and the description of each Fund’s New Advisory Agreement is qualified in its entirety by reference to Appendix D.

It is anticipated that each Fund will enter into a Master Administrative Services Agreement (“Administrative Services Agreement”) pursuant to which Invesco Advisers may perform or arrange for the provision of certain accounting and other administrative services to each Fund which are not required to be performed by Invesco Advisers under the New Advisory Agreement. The Administrative Services Agreement provides that it will remain in effect and continue from year to year, with respect to each Fund, only if such continuance is specifically approved at least annually by the Fund’s Board, including the independent Trustees, by votes cast in person at a meeting called for such purpose. Under the Administrative Services Agreement, Invesco Advisers will be entitled to receive from the Funds reimbursement of its costs or such reasonable compensation as may be approved by the Boards. Invesco Advisers will be reimbursed for the services of its principal financial officer and her staff and any expenses related to fund accounting services.

Based upon the considerations described below under “Board Considerations,” each Fund’s Board, including the independent Trustees, unanimously approved the New Advisory Agreements for each Fund.

Duties and Obligations.  The New Advisory Agreement for each Fund provides that, subject to the direction and control of the Board, Invesco Advisers shall (i) act as investment adviser for and supervise and manage the investment and reinvestment of each Fund’s assets, (ii) supervise the investment program of each Fund and the composition of its investment portfolio, and (iii) decide on and arrange for the purchase and sale of securities and other assets held in the investment portfolio of each Fund. In addition, the New Advisory Agreement provides that Invesco Advisers shall take, on behalf of the Funds, all actions that appear to Invesco Advisers to be necessary to carry into effect such purchase and sale programs and supervisory functions as aforesaid. The duties and obligations of Invesco Advisers in managing the assets of the Funds under each Fund’s New Advisory Agreement are substantially the same as the duties and obligations of the Current Adviser under each Fund’s Current Advisory Agreement.

Delegation to Sub-Advisers.  Under the terms of the proposed New Advisory Agreement for each Fund, Invesco Advisers may delegate any or all of its rights, duties or obligations under such New Advisory Agreement to the Affiliated Sub-Advisers, in accordance with the Sub-Advisory Agreement and applicable law. A form of the Sub-Advisory Agreement is attached hereto as Appendix E, and the description of each Fund’s Sub-Advisory Agreement is qualified in its entirety by reference to Appendix E.

Terms of the Sub-Advisory Agreement

Duties of the Affiliated Sub-Advisers.  The Sub-Advisory Agreement provides that Invesco Advisers may, in its discretion, appoint one or more of the Affiliated Sub-Advisers to provide: (i) investment advice to one or more of the Funds for all or a portion of its investments; (ii) placement of orders for the purchase and sale of portfolio securities or other investments for one or more of the Funds; or (iii) discretionary investment management of all or a portion of the investments of one or more of the Funds.

Compensation.  Invesco Advisers will pay all of the sub-advisory fees of the Affiliated Sub-Advisers. The Sub-Advisory Agreement for each Fund provides that, to the extent an Affiliated Sub-Adviser manages a portion of a

Fund’s investments, the fee that Invesco Advisers will pay such Affiliated Sub-Adviser, computed daily and paid monthly, will equal (i) 40% of the monthly compensation that Invesco Advisers receives from the applicable Fund pursuant to its advisory agreement with such Fund, multiplied by (ii) a fraction equal to the net assets of such Fund as to which the Affiliated Sub-Adviser shall have provided discretionary investment management services for that month divided by the net assets of such Fund for that month. In no event shall the aggregate monthly fees paid to the Affiliated Sub-Advisers under the Sub-Advisory Agreement for each Fund exceed 40% of the monthly compensation Invesco Advisers receives from the applicable Fund pursuant to its advisory agreement with the Fund, as reduced to reflect contractual or voluntary fee waivers or expense limitations by Invesco Advisers, if any. The Sub-Advisory Agreement for each Fund further provides that if, for any fiscal year of a Fund, the amount of the advisory fee that a Fund would otherwise be obligated to pay to Invesco Advisers is reduced because of contractual or voluntary fee waivers or expense limitations by Invesco Advisers, the fee payable to each Affiliated Sub-Adviser will be reduced proportionately; and to the extent that Invesco Advisers reimburses a Fund as a result of such expense limitations, such Affiliated Sub-Adviser will reimburse Invesco Advisers for such reimbursement payments in the same proportion that the fee payable to such Affiliated Sub-Adviser bears to the advisory fee.

Liability.  The Sub-Advisory Agreement for each Fund provides that the Affiliated Sub-Advisers will not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the performance of the Sub-Advisory Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of an Affiliated Sub-Adviser in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

Term and Termination.  Assuming approval by each Fund’s shareholders, the Sub-Advisory Agreement for each Fund shall continue for an initial term of two years from the effective date of the Sub-Advisory Agreement, and shall continue thereafter if approved annually (i) by the Board or the holders of a majority of the outstanding voting securities of each Fund, and (ii) by a majority of the Trustees who are not “interested persons” of any party to the Sub-Advisory Agreement. The Sub-Advisory Agreement may be terminated with respect to an Affiliated Sub-Adviser by the Board, a majority of the outstanding voting securities of a Fund, or any party on sixty days’ written notice. Should the Sub-Advisory Agreement be terminated for an Affiliated Sub-Adviser, Invesco Advisers will assume the duties and responsibilities of the Affiliated Sub-Adviser unless and until Invesco Advisers appoints another Affiliated Sub-Adviser to perform such duties and responsibilities. In addition, the Sub-Advisory Agreement will terminate automatically if assigned, as defined in the 1940 Act.

Compensation.  The New Advisory Agreement for each Fund does not result in any change in the advisory fee rate payable by the Fund. The Funds will continue to bear all of the ordinary business expenses incurred in the operations of the Funds and the offering of their shares.

Securities lending.  The New Advisory Agreement stipulates that Invesco will provide certain services to the Funds in connection with any securities lending practices such Funds may adopt.

Term and Termination.  Assuming approval by each Fund’s Shareholders, the New Advisory Agreement for each Fund shall continue in force and effect for an initial term from the effective date of the New Advisory Agreement, which shall be the later of the date of the consummation of the Acquisition or the date that the Shareholders of the Fund approve Proposals 2(a) and 2(b) and will be in effect until June 30, 2011; provided, however, that the Boards intend to consider the continuation of the New Advisory Agreement from year to year after the initial term if approved annually (i) by the Board or the holders of a majority of the outstanding voting securities of each Fund, and (ii) by a majority of the Trustees who are not “interested persons” of any party to the New Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The New Advisory Agreement for each Fund may be terminated (i) at any time by vote of a Fund’s Board of Trustees or by vote of a majority of the outstanding voting securities of the applicable Fund upon giving 60 days’ notice to Invesco Advisers (which notice may be waived by Invesco Advisers), or (ii) by Invesco Advisers on 60 days’ written notice to the Fund (which notice may be waived by the Fund). The New Advisory Agreement for each Fund will also immediately terminate in the event of its assignment, as defined in the Investment Company Act. Except with respect to the initial term of the New Advisory Agreement for each Fund, these provisions of the New Advisory Agreement are substantially similar to the provisions of the Current Advisory Agreement.

Limitation of Liability.  The New Advisory Agreement for each Fund provides that Invesco Advisers will not be liable for any error of judgment or mistake of law or for any loss suffered by Invesco Advisers or by a Fund in connection with the performance of the New Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties under the New Advisory Agreement on the part of Invesco Advisers. These provisions of the New Advisory Agreement for each Fund are substantially similar to the provisions of the Current Advisory Agreement for each Fund.

Interim Advisory Agreements

In the event that the consummation of the Acquisition and the termination of a Fund’s Current Advisory Agreement occurs before Shareholder approval of the New Advisory Agreements for a Fund is obtained, it is anticipated that the Fund would rely on Rule 15a-4 under the Investment Company Act, which permits the Fund’s Board (including a majority of the independent Trustees) to approve and enter into an interim advisory agreement (“Interim Advisory Agreement”) pursuant to which an interim adviser may serve as investment adviser to a Fund for up to 150 days following the termination of the Current Advisory Agreement.

In approving an Interim Advisory Agreement, the Board, including a majority of the independent Trustees, would need to determine that (A) the scope and quality of services to be provided to each Fund under the Interim Advisory Agreement would be at least equivalent to the scope and quality of services provided under the Current Advisory Agreement; (B) the compensation to be received by the interim adviser under the Interim Advisory Agreement is no greater than the compensation the Current Adviser would have received under the Current Advisory Agreement; and (C) the Interim Advisory Agreement has the same terms and conditions as the Current Advisory Agreement except differences in the terms and conditions the Board, including a majority of independent Trustees, finds to be immaterial; provided, however, such Interim Advisory Agreement will change the effective date, termination date and compensation arrangements such that:

(i) the Interim Advisory Agreement terminates upon the earlier of the 150th day following the consummation of the Acquisition or the effectiveness of the New Advisory Agreement;

(ii) the Board or a majority of a Fund’s outstanding voting securities may terminate the Interim Advisory Agreement at any time, without the payment of any penalty, on not more than 10 calendar days’ written notice to the interim adviser;

(iii) the compensation earned by the interim adviser under the Interim Advisory Agreement will be held in an interest-bearing escrow account with a Fund’s custodian or a bank;

(iv) if a majority of a Fund’s outstanding voting securities approve such Fund’s New Advisory Agreement by the end of the 150-day period, the amount in the escrow account (including interest earned) will be paid to the interim adviser; and

(v) if a majority of a Fund’s outstanding voting securities do not approve such Fund’s New Advisory Agreement, the interim adviser will be paid, out of the escrow account, the lesser of (a) any costs incurred in performing the Interim Advisory Agreement (plus interest earned on that amount while in escrow), or (b) the total amount in the escrow account (plus interest earned).

The Boards have not yet approved the Interim Advisory Agreements for the Funds and there can be no guarantee that they will do so in the future. In the event that either of the New Advisory Agreements is not approved by each Fund’s Shareholders, the Board will take such action as it believes to be in the best interest of the respective Fund and its Shareholders.

Section 15(f) of the Investment Company Act

Section 15(f) of the Investment Company Act provides that, when a change in control of an investment adviser occurs, the investment adviser or any of its affiliated persons may receive an amount or benefit in connection with the change in control as long as two conditions are met. The first condition specifies that no “unfair burden” may be imposed on the investment company as a result of an acquisition relating to the change in control, or any express or implied terms, conditions or understandings. The term “unfair burden,” as defined in the Investment Company Act, includes any arrangement during the two-year period after the acquisition whereby the investment adviser (or predecessor or successor adviser), or any interested person of any such investment adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the investment company (other than fees for bona fide principal underwriting services). The second condition specifies that, during the three-year period immediately following consummation of the acquisition, at least 75% of the investment company’s board of directors or trustees must not be “interested persons” (as defined in the Investment Company Act) of the investment adviser or predecessor adviser.

Consummation of the Acquisition will constitute a change in control of the Funds’ investment adviser because a new entity will influence the management and policies of the Funds. Therefore, Morgan Stanley and Invesco have agreed to comply with the conditions of Section 15(f). Consistent with the first condition of Section 15(f), Invesco has agreed that it will use its reasonable best efforts to ensure that there is no “unfair burden” imposed on a Fund as a result of the Acquisition. With respect to the second condition of Section 15(f), Invesco Advisers has agreed that it will use reasonable best efforts to comply with and cause each Fund to conduct its business to ensure that for a period of three years after the closing of the Acquisition at least 75% of the Trustees of each Fund will not be “interested persons” (as defined in the Investment Company Act) of Invesco Advisers or Invesco. Each Fund currently meets this condition and will continue to meet this condition in the event that the Nominees set forth in Proposal 1 are elected.

Board Considerations

Current Advisory Agreement

On June 19, 2009, the Boards of each Fund, including the independent Trustees, approved the renewal of each Fund’s Current Advisory Agreement for another one-year term.

New Advisory Agreements

At various meetings of the Boards held during the third and fourth quarters of 2009 and early 2010, each Board reviewed and considered the proposed New Advisory Agreements to determine whether the New Advisory Agreements should be approved with respect to each Fund. Pursuant to the proposed New Advisory Agreement, Invesco Advisers would replace each Current Adviser to provide or procure investment management services on behalf of each Fund. The Boards also considered the proposed Sub-Advisory Agreement between Invesco Advisers and the Affiliated Sub-Advisers to determine whether the Sub-Advisory Agreement should be approved with respect to each Fund. Following their review and consideration, the Boards determined that the proposed New Advisory Agreements will enable Shareholders of each Fund to obtain high quality services at a cost that is appropriate, reasonable and in the best interests of its Shareholders. The Boards, including the independent Trustees, approved the New Advisory Agreements for each Fund and the appointment of Invesco Advisers as investment adviser and the Affiliated Sub-Advisers as investment sub-advisers to each Fund.

In reaching their decision, the Boards requested and obtained information from Morgan Stanley, the Current Adviser, Invesco Advisers and Invesco, including information obtained during various meetings with Senior Management at Invesco, as they deemed reasonably necessary to evaluate the New Advisory Agreements for each Fund. In considering each Fund’s New Advisory Agreements, the Boards evaluated a number of factors and considerations listed below that they believed, in light of their own business judgment, to be relevant to their determination.

1. The Boards considered the reputation, financial strength and resources of Invesco, one of the world’s leading independent global investment management firms, the strength of Invesco’s resources and investment capabilities and the client-focused shareholder services offered by Invesco.

2. The Boards discussed the challenges of positioning the Funds on a common operating platform with Invesco, with particular emphasis on ensuring portfolio management operations properly migrate to Invesco as part of the Acquisition, to ensure uninterrupted services for Shareholders and the opportunity for the portfolio management of the Funds to recognize savings from economies of scale when such savings occur.

3. The Boards noted the continuity of key investment management personnel that would manage the Funds upon consummation of the Acquisition, specifically noting that, with respect to IIC, IQC, ICS, IMC, IIM, IMS, IMT, PIA, IQN, IQI, IQT and IQM, the persons responsible for the portfolio management of each Fund are expected to remain the same except that Neil Stone will not continue as a portfolio manager of these Funds. With regard to IIC, IQC, ICS, IMC, IIM, IMS, IMT, PIA, IQN, IQI, IQT and IQM, the Boards discussed at length the effect of this change on the Funds. The Boards noted that for all other Funds, the persons responsible for the portfolio management of each Fund are expected to remain the same.

4. The Boards noted that entering into the Sub-Advisory Agreements will provide Invesco Advisers with increased flexibility in assigning portfolio managers to the Funds and will give the Funds access to portfolio managers and investment personnel located in other offices, including those outside the United States, who may have more specialized expertise on local companies, markets and economies or on various types of investments and investment techniques.

5. The Board noted that, pursuant to the Sub-Advisory Agreement, Invesco Advisers will pay all of the sub-advisory fees of the Affiliated Sub-Advisers out of its management fees.

6. The Boards noted the undertaking by Invesco and Morgan Stanley or their respective affiliates to assume all of the costs and expenses of preparing, printing, and mailing this Joint Proxy Statement and related solicitation expenses for the approvals discussed herein. The Boards also noted that Invesco Advisers will provide a two-year contractual guaranty that will limit the total expense ratio of each Fund to such Fund’s total expense ratio prior to the Acquisition. In determining the obligation to waive advisory fees and/or reimburse expenses, the following is not taken into account: (i) interest, (ii) taxes, (iii) dividend expense on short sales, (iv) extraordinary or non-routine items, and (v) expenses that a Fund has incurred but did not actually pay because of an offset arrangement.

During the Boards’ extensive review process, the Boards, including the independent Trustees, considered, among other things, the following factors: the terms and conditions of the proposed New Advisory Agreements, including the differences from the Current Advisory Agreement; and the nature, scope and quality of services that Invesco Advisers and its affiliates is expected to provide to each Fund, including sub-advisory services and compliance services. The Boards evaluated all information available to them on a Fund-by-Fund basis, and their determinations were made separately in respect of each Fund. The Boards also based their decisions on the following considerations, among others, although they did not identify any that was all important or controlling of their discussions, and each Trustee attributed different weights to the various factors.

Nature, Extent and Quality of Services.  Each Board reviewed and considered the nature and extent of the investment advisory services to be provided by

Invesco Advisers and the Affiliated Sub-Advisers under the New Advisory Agreements, including portfolio management, investment research and fixed income securities trading. Each Board also reviewed and considered the nature and extent of the non-advisory, administrative services to be provided by Invesco Advisers under the administration agreement, including accounting services and the provision of supplies, office space and utilities at Invesco Advisers’ expense. The Boards were advised that there was no expected diminution in the nature, quality and extent of services provided to the Funds’ Shareholders.

The Boards reviewed and considered the qualifications of the portfolio managers who are expected to continue as portfolio managers, noting the one portfolio manager who would not continue to manage certain Funds as a result of the New Advisory Agreements, and the senior administrative managers and other key personnel of Invesco Advisers or its affiliates who will provide the advisory and administrative services to the Fund.

Performance, Fees and Expenses of each Fund.  The Boards noted that Invesco Advisers and the Affiliated Sub-Advisers had not yet begun providing services to the Funds and, therefore, concluded that performance was not a factor they needed to address with respect to the approval of the New Advisory Agreements. They also considered that management fees would not increase under the New Advisory Agreement and that Invesco Advisers would pay the fee under the Sub-Advisory Agreement out of its management fees. Furthermore, the Boards considered that Invesco Advisers will provide a two-year contractual guaranty that will limit the total expense ratio of each Fund to such Fund’s total expense ratio prior to the Acquisition.

Economies of Scale.  The Boards considered the benefits that the Shareholders of the Funds would be afforded as a result of anticipated economies of scale.

Other Benefits of the Relationship.  The Boards considered other benefits to Invesco Advisers and its affiliates that may be derived from their relationship with the Funds and other funds advised by Invesco Advisers.

Resources of the Adviser.  Each Board considered whether Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the New Advisory Agreements, noting assurances that Invesco Advisers and the Affiliated Sub-Advisers have the financial resources necessary to fulfill their obligations under the New Advisory Agreements and the benefits to each Fund of such a relationship.

General Conclusion.  After considering and weighing all of the above factors, the Boards, including the independent Trustees, unanimously concluded that it would be in the best interest of each Fund and its Shareholders to approve the New Advisory Agreements with respect to each Fund. In reaching this conclusion, the Boards did not give particular weight to any single factor referenced above. The Boards considered these factors over the course of numerous meetings, some of which were in executive session with only the independent Trustees and their counsel present.

Additional Information About Invesco Advisers

Principal Executive Officer and Board of Directors.  Martin L. Flanagan serves as an advisor to the board of directors of Invesco Advisers. The name, address and principal occupation of the principal executive officer and members of the board of directors of Invesco Advisers are set forth in Appendix F.

Relationship with the Funds.  It is proposed that Martin L. Flanagan, Chief Executive Officer of Invesco and an advisor to the directors of Invesco Advisers, and Philip A. Taylor, Director, Co-President & Co-Chief Executive Officer of Invesco Advisers, each serve as a Trustee of the Funds. No other Trustee of a Fund is an officer, employee, director, general partner or shareholder of Invesco Advisers or has any material direct or indirect interest in Invesco Advisers or any other person controlling, controlled by or under common control with Invesco Advisers. As a result of Mr. Flanagan’s and Mr. Taylor’s position with Invesco Advisers, Messrs. Flanagan and Taylor each have a material interest in the Acquisition.

Additional Information about the Affiliated Sub-Advisers

The Affiliated Sub-Advisers, which have offices and personnel that are located in financial centers around the world, have been formed in part for the purpose of researching and compiling information and making recommendations (i) on the markets and economies of various countries and securities of companies located in such countries and/or (ii) on various types of investments and investment techniques, and providing investment advisory services. The name and mailing address of each Affiliated Sub-Adviser is listed below:

Invesco Asset Management Deutschland GmbH (“Invesco Deutschland”) is a German corporation with limited liability and has its principal office at An der Welle 5, 1st Floor, Frankfurt, Germany, 60322. Invesco Deutschland has been an investment adviser since 1998.

Invesco Asset Management Limited (“IAML”) is a United Kingdom corporation and has its principal office at 30 Finsbury Square, London, EC2A 1AG, United Kingdom. IAML has been an investment adviser since 2001.

Invesco Asset Management (Japan) Limited (“Invesco Japan”) is a Japanese corporation and has its principal office at 25th Floor, Shiroyama Trust Tower, 3-1, Toranomon 4-chome, Minato-ku, Tokyo 105-6025, Japan. Invesco Japan has been an investment adviser since 1996.

Invesco Australia Limited (“Invesco Australia”) is an Australian public limited company and has its principal office at 333 Collins Street, Level 26, Melbourne Victoria 3000, Australia. Invesco Australia has been an investment adviser since 1997.

Invesco Hong Kong Limited (“Invesco Hong Kong”) is a Hong Kong corporation and has its principal office at 32nd Floor, Three Pacific Place, 1 Queen’s Road East, Hong Kong. Invesco Hong Kong has been an investment adviser since 1994.

Invesco Senior Secured Management, Inc. (“ISSM”) is a company incorporated in the state of Delaware and has its principal office at 1166 Avenue of the Americas, 27th Floor, New York, New York 10036. ISSM has been as an investment adviser since 1992.

Invesco Trimark Ltd. (“Invesco Trimark”) is a Canadian corporation and has its principal office at 5140 Yonge Street, Suite 900, Toronto, Ontario, Canada, M2N 6X7. Invesco Trimark has been as an investment adviser since 1981.

Each of the Affiliated Sub-Advisers currently is registered with the Securities and Exchange Commission (“SEC”) as an investment adviser. Each of the Affiliated Sub-Advisers is an indirect wholly owned subsidiary of Invesco and an affiliate of Invesco Advisers. The name, address and principal occupation of the principal executive officers and directors of the Affiliated Sub-Advisers are set forth in Appendix F.

Vote Required

With respect to Proposals 2(a) and 2(b), each of the New Advisory Agreements for each Fund must be approved by a vote of a majority of the outstanding voting securities of the Fund. The “vote of a majority of the outstanding voting securities” is defined in the Investment Company Act as the lesser of the vote of (i) 67% or more of the voting securities of a Fund entitled to vote thereon present at a Meeting or represented by proxy, provided that the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon. The holders of Common Shares and Preferred Shares of a Fund will have equal voting rights (i.e., one vote per Share) and will vote together as a single class with respect to the approval of each of the New Advisory Agreements.

The Board, including the independent Trustees, unanimously recommends that you vote “FOR” the approval of the New Advisory Agreement and “FOR” the approval of the Sub-Advisory Agreement for each Fund.

Security Ownership of Certain Beneficial Owners

To the knowledge of the management of each Fund, the following persons owned beneficially more than 5% of the noted Fund’s outstanding shares as of January 28, 2010. For all Funds but Prime, this information is based on publicly available Schedule 13D and 13G disclosures filed with the SEC.

	Name and Address of	Amount and Nature
Fund	Beneficial Owner	of Beneficial Ownership	Percent of Class

IIC	Bank of America Corporation 100 North Tryon Street Floor 25 Bank of America Corporate Center Charlotte, NC 28255	11,664 Preferred Shares with shared voting power and shared dispositive power	53.0%

	Bank of America N.A. 100 North Tryon Street Floor 25 Bank of America Corporate Center Charlotte, NC 28255	5,943 Preferred Shares with shared voting power and shared dispositive power	27.0%

	Merrill Lynch, Pierce, Fenner & Smith, Inc. 4 World Financial Center 250 Vesey Street New York, NY 10080	5,721 Preferred Shares with shared voting power and shared dispositive power	26.0%

	UBS AG Bahnhofstrasse 45 PO Box CH-8021 Zurich, Switzerland	116 Preferred Shares with shared voting power and shared dispositive power	9.93%

IQC	Bank of America Corporation 100 North Tryon Street Floor 25 Bank of America Corporate Center Charlotte, NC 28255	396 Preferred Shares with shared voting power and shared dispositive power	42.1%

	Bank of America N.A. 100 North Tryon Street Floor 25 Bank of America Corporate Center Charlotte, NC 28255	22 Preferred Shares with shared voting power and shared dispositive power	2.3%

	Merrill Lynch, Pierce, Fenner & Smith, Inc. 4 World Financial Center 250 Vesey Street New York, NY 10080	374 Preferred Shares with shared voting power and shared dispositive power	39.7%

ICS	Private Management Group, Inc. 20 Corporate Park, Suite 400 Irvine, CA 92606	219,835 Common Shares with sole voting power and sole dispositive power	6.41%

	Name and Address of	Amount and Nature
Fund	Beneficial Owner	of Beneficial Ownership	Percent of Class

IMC	Bank of America Corporation 100 North Tryon Street Floor 25 Bank of America Corporate Center Charlotte, NC 28255	172 Preferred Shares with shared voting power and shared dispositive power	37.0%

	Merrill Lynch, Pierce Fenner & Smith, Inc. 4 World Financial Center 250 Vesey Street New York, NY 10080	167 Preferred Shares with shared voting power and shared dispositive power	35.9%

	UBS AG Bahnhofstrasse 45 P.O. Box CH-8021 Zurich, Switzerland	46 Preferred Shares with shared voting power and shared dispositive power	9.89%

OIA	First Trust Portfolios L.P. First Trust Advisors L.P. The Charger Corporation 120 East Liberty Drive Suite 400 Wheaton, Illinois 60187	994,285 Common Shares with shared voting power and shared dispositive power	5.1%

PIA	Bank of America Corporation Merrill Lynch, Pierce, Fenner & Smith, Inc. 100 North Tryon Street Floor 25 Bank of America Corporate Center Charlotte, NC 28255	488 Preferred Shares with shared voting power and shared dispositive power	63.8%

	UBS AG Bahnhofstrasse 45 P.O. Box CH-8021 Zurich, Switzerland	54 Preferred Shares with shared voting power and shared dispositive power	6.67%

IQN	Bank of America Corporation Merrill Lynch, Pierce, Fenner & Smith, Inc. 100 North Tryon Street Floor 25 Bank of America Corporate Center Charlotte, NC 28255	278 Preferred Shares with shared voting power and shared dispositive power	69.9%

	Korpus Management, Inc. d/b/a Korpus Investment Management 183 Sully’s Trail Pittsford, New York 14534	220,569 Common Shares with sole voting power and sole dispositive power	5.46%

Prime	Morgan Stanley & Co. Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311	79,636,255.938 Common Shares	81.75%

IQI	UBS AG Bahnhofstrasse 45 P.O. Box CH-8021 Zurich, Switzerland	266 Preferred Shares with shared voting power and shared dispositive power	8.61%

IQT	UBS AG Bahnhofstrasse 45 P.O. Box CH-8021 Zurich, Switzerland	97 Preferred Shares with shared voting power and shared dispositive power	5.99%

	Name and Address of	Amount and Nature
Fund	Beneficial Owner	of Beneficial Ownership	Percent of Class

IQM	Bank of America Corporation 100 North Tryon Street Floor 25 Bank of America Corporate Center Charlotte, NC 28255	797 Preferred Shares with shared voting power and shared dispositive power	55.0%

	Merrill Lynch, Pierce Fenner & Smith, Inc. 4 World Financial Center 250 Vesey Street New York, NY 10080	783 Preferred Shares with shared voting power and shared dispositive power	54.0%

ADDITIONAL INFORMATION

In the event that the necessary Quorum to transact business or the vote required to approve or reject any Proposal for any Fund is not obtained at a Meeting of any Fund, the persons named as proxies may propose one or more adjournments of a Meeting of the applicable Fund to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the applicable Fund’s shares present in person or by Proxy at a Meeting. In the event a Quorum is present at a Meeting but sufficient votes to approve any of the Proposals with respect to one or more Funds are not received, Proxies (including abstentions and “broker non-votes”, if any) would be voted in favor of one or more adjournments of the Meeting of the concerned Fund with respect to such Proposal to permit further solicitation of Proxies, provided the persons named as proxies determine that such an adjournment and additional solicitation is reasonable and in the interest of Shareholders based on a consideration of all relevant factors, including the nature of the relevant Proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation.

Abstentions and broker non-votes will not count as votes in favor of any Proposal, but will be deemed to be present at a Meeting of any Fund for purposes of determining a Quorum. Abstentions and “broker non-votes” (i.e., Shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owner or the persons entitled to vote, and (ii) the broker does not have discretionary voting power on a particular matter) will have the same effect as votes against Proposals 2(a) and 2(b), except as described below.

With respect to Proposals 2(a) and 2(b), Preferred Shares held in “street name” as to which voting instructions have not been received from the beneficial owners or persons entitled to vote as of one business day before a Meeting, or, if adjourned, one business day before the day to which a Meeting is adjourned for a Fund, and that would otherwise be treated as “broker non-votes,” may, pursuant to Rule 452 of the New York Stock Exchange, be voted by the broker on Proposals 2(a) and 2(b) in the same proportion as the votes cast by all Preferred Shareholders of such Fund who have voted on that item. Rule 452 permits proportionate voting of Preferred Shares with respect to Proposals 2(a) and 2(b) if, among other things, (i) holders of Common

Shares approve the Proposal, (ii) a minimum of 30% of the Preferred Shares outstanding has been voted by the holders of such Preferred Shares with respect to such Proposal, and (iii) less than 10% of the Preferred Shares outstanding has been voted by the holders of such Preferred Shares against such Proposal.

SHAREHOLDER PROPOSALS

Except with respect to Prime, any Shareholder who desires to bring a proposal at a Fund’s Annual Meeting of Shareholders in 2010 must deliver written notice thereof to the Secretary of a Fund not before March 19, 2010 and not later than April 18, 2010 (for the meetings of Shareholders of IMC, IMT, IIM, IIC, IQI, IQT, OIC, OIA and PIA) or by April 26, 2010 (for the meetings of Shareholders of IQC, ICS, IMS, OIB, IQM and IQN) in the manner and form required by a Fund’s By-Laws. Shareholder proposals intended to be presented at each Fund’s Annual Meeting of Shareholders in 2010 pursuant to Rule 14a-8 under the Exchange Act of 1934 had to have been received by the Fund by January 14, 2010 (for IMC, IMT, IIM, IIC, IQI, IQT, OIC, OIA and PIA) and January 15, 2010 (for IQC, ICS, IMS, OIB, IQM and IQN) in order to be included in a Fund’s Proxy Statement and Proxy Card relating to that meeting. Each Fund will furnish, without charge, a copy of its By-Laws to any Shareholder of a Fund requesting the By-Laws. Requests for a Fund’s By-Laws should be made in writing to that Fund, c/o Morgan Stanley Investment Advisors Inc., 522 Fifth Avenue, Legal Department — 19th Floor, New York, New York 10036, if made prior to consummation of the Acquisition. Requests made after consummation of the Acquisition should be addressed to 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.

REPORTS TO SHAREHOLDERS

Each Fund’s most recent Annual Report for that Fund’s most recent fiscal year end and the most recent Semi-Annual Report succeeding the Annual Report have been previously sent to Shareholders and are available without charge upon request from Morgan Stanley’s Client Relations Department, 2800 Post Oak Blvd., 44th Floor, Houston, Texas 77056, (888) 421-4015 (toll-free) or by visiting www.morganstanley.com/im.

INTEREST OF CERTAIN PERSONS

Morgan Stanley, the Current Adviser, Morgan Stanley Trust, Morgan Stanley Services, Morgan Stanley & Co. Incorporated and/or Morgan Stanley Smith Barney LLC and certain of their respective directors, officers, and employees, including persons who are Trustees or Officers of the Funds, may be deemed to have an interest in certain of the Proposals described in this Proxy Statement to the extent that certain of such companies and their affiliates have contractual and other arrangements, described elsewhere in this Joint Proxy Statement, pursuant to which they are paid fees by the Funds, and certain of those individuals are compensated for performing services relating to the Funds and may also own shares of Morgan Stanley. Such companies and persons may thus be deemed to derive benefits from the approvals by Shareholders of such Proposals.

OTHER BUSINESS

The management of the Funds knows of no other matters which may be presented at the Meetings. However, if any matters not now known properly come before the Meetings, it is the intention of the persons named in the enclosed form of Proxy, or their substitutes, to vote all shares that they are entitled to vote on any such matter, utilizing such Proxy in accordance with their best judgment on such matters.

By Order of the Boards of Trustees,

Mary E. Mullin
Secretary

APPENDIX A

Ownership of Equity Securities in the Funds

Name of
Nominee/Current	Dollar Range of Equity Securities
Trustee	IIC	IQC	ICS	IMC	IIM	IMS	IMT	OIA

David C. Arch	None	None	None	None	None	None	None	None
Bob R. Baker	None	None	None	None	None	None	None	None
Frank S. Bayley	None	None	None	None	None	None	None	None
James T. Bunch	None	None	None	None	None	None	None	None
Bruce L. Crockett	None	None	None	None	None	None	None	None
Rod Dammeyer	None	None	None	None	None	None	None	None
Albert R. Dowden	None	None	None	None	None	None	None	None
Martin L. Flanagan	None	None	None	None	None	None	None	None
Jack M. Fields	None	None	None	None	None	None	None	None
Carl Frischling	None	None	None	None	None	None	None	None
Manuel H. Johnson	None	None	None	None	None	None	None	None
Prema Mathai-Davis	None	None	None	None	None	None	None	None
Michael E. Nugent	None	None	None	None	None	None	None	None
Lewis F. Pennock	None	None	None	None	None	None	None	None
Larry Soll	None	None	None	None	None	None	None	None
Hugo F. Sonnenschein	None	None	None	None	None	None	None	None
Raymond Stickel, Jr.	None	None	None	None	None	None	None	None
Philip A. Taylor	None	None	None	None	None	None	None	None
Wayne W. Whalen	None	None	None	None	None	None	None	None

Name of
Nominee/Current	Dollar Range of Equity Securities
Trustee	OIB	OIC	PIA	IQN	IQI	IQT	IQM	Prime

David C. Arch	None	None	None	None	None	None	None	None
Bob R. Baker	None	None	None	None	None	None	None	None
Frank S. Bayley	None	None	None	None	None	None	None	None
James T. Bunch	None	None	None	None	None	None	None	None
Bruce L. Crockett	None	None	None	None	None	None	None	None
Rod Dammeyer	None	None	None	None	None	None	None	None
Albert R. Dowden	None	None	None	None	None	None	None	None
Martin L. Flanagan	None	None	None	None	None	None	None	None
Jack M. Fields	None	None	None	None	None	None	None	None
Carl Frischling	None	None	None	None	None	None	None	None
Manuel H. Johnson	None	None	None	None	None	None	None	None
Prema Mathai-Davis	None	None	None	None	None	None	None	None
Michael E. Nugent	None	None	None	None	None	None	None	None
Lewis F. Pennock	None	None	None	None	None	None	None	None
Larry Soll	None	None	None	None	None	None	None	None
Hugo F. Sonnenschein	None	None	None	None	None	None	None	None
Raymond Stickel, Jr.	None	None	None	None	None	None	None	None
Philip A. Taylor	None	None	None	None	None	None	None	None
Wayne W. Whalen	None	None	None	None	None	None	None	None

Appendix A-1

Aggregate Dollar
Range of Equity
Securities in the
Name of	Funds in the Family
Nominee/Current	of Investment
Trustee	Companies

David C. Arch	None
Bob R. Baker	None
Frank S. Bayley	None
James T. Bunch	None
Bruce L. Crockett	None
Rod Dammeyer	None
Albert R. Dowden	None
Martin L. Flanagan	None
Jack M. Fields	None
Carl Frischling	None
Manuel H. Johnson	over $100,000
Prema Mathai-Davis	None
Michael E. Nugent	over $100,000
Lewis F. Pennock	None
Larry Soll	None
Hugo F. Sonnenschein	None
Raymond Stickel, Jr.	None
Philip A. Taylor	None
Wayne W. Whalen	None

Appendix A-2

APPENDIX B

DESCRIPTIONS OF COMMITTEES OF THE BOARDS

If elected, the newly comprised Board of each Fund will have an Audit Committee, a Compliance Committee, a Governance Committee, an Investments Committee and a Valuation, Distribution and Proxy Oversight Committee. Members that will comprise each Committee following the consummation of the Acquisition will be determined by the newly comprised Board.

The Audit Committee’s primary purposes will be to: (i) oversee qualifications and performance of the Board in oversight of the independent registered public accountant, independence and performance; (ii) appoint independent registered public accountants for the Funds; (iii) pre-approve all permissible audit and non-audit services that are provided to Funds by their independent registered public accountants to the extent required by Section 10A(h) and (i) of the Securities Exchange Act of 1934; (iv) pre-approve, in accordance with Rule 2-01(c)(7)(ii) of Regulation S-X, certain non-audit services provided by the Funds’ independent registered public accountants to the Funds’ investment adviser and certain other affiliated entities; (v) review the audit and tax plans prepared by the independent registered public accountants; (vi) review the Funds’ audited financial statements; (vii) review the process that management uses to evaluate and certify disclosure controls and procedures in Form N-CSR; (viii) review the process for preparation and review of the Funds’ shareholder reports; (ix) review certain tax procedures maintained by the Funds; (x) review modified or omitted officer certifications and disclosures; (xi) review any internal audits of the Funds; (xii) establish procedures regarding questionable accounting or auditing matters and other alleged violations; (xiii) set hiring policies for employees and proposed employees of the Funds who are employees or former employees of the independent registered public accountants; and (xiv) remain informed of (a) the Funds’ accounting systems and controls, (b) regulatory changes and new accounting pronouncements that affect the Funds’ net asset value calculations and financial statement reporting requirements, and (c) communications with regulators regarding accounting and financial reporting matters that pertain to the Funds. A copy of the proposed Audit Committee Charter for each Fund is attached hereto as Appendix G. The Shareholders of the Funds are not being asked to approve the Audit Committee Charter.

The Compliance Committee will be responsible for (i) recommending to the Board and the Independent Trustees the appointment, compensation and removal of the Funds’ Chief Compliance Officer; (ii) recommending to the independent Trustees the appointment, compensation and removal of the Funds’ Senior Officer appointed pursuant to the terms of the Assurances of Discontinuance entered into by the New York Attorney General, Invesco Advisers and INVESCO Funds Group, Inc. (“IFG”); (iii) recommending to the independent Trustees the

Appendix B-1

appointment and removal of Invesco Advisers’ independent Compliance Consultant (the “Compliance Consultant”) and reviewing the report prepared by the Compliance Consultant upon its compliance review of Invesco Advisers (the “Report”) and any objections made by Invesco Advisers with respect to the Report; (iv) reviewing any report prepared by a third party who is not an interested person of Invesco Advisers, upon the conclusion by such third party of a compliance review of Invesco Advisers; (v) reviewing all reports on compliance matters from the Funds’ Chief Compliance Officer; (vi) reviewing all recommendations made by the Senior Officer regarding Invesco Advisers’ compliance procedures; (vii) reviewing all reports from the Senior Officer of any violations of state and federal securities laws, the Colorado Consumer Protection Act, or breaches of Invesco Advisers’ fiduciary duties to Fund shareholders and of Invesco Advisers’ Code of Ethics; (viii) overseeing all of the compliance policies and procedures of the Funds and their service providers adopted pursuant to Rule 38a-1 of the Investment Company Act; (ix) from time to time, reviewing certain matters related to redemption fee waivers and recommending to the Board whether or not to approve such matters; (x) receiving and reviewing quarterly reports on the activities of Invesco Advisers’ Internal Compliance Controls Committee; (xi) reviewing all reports made by Invesco Advisers’ Chief Compliance Officer; (xii) reviewing and recommending to the independent Trustees whether to approve procedures to investigate matters brought to the attention of Invesco Advisers’ ombudsman; (xiii) risk management oversight with respect to the Funds and, in connection therewith, receiving and overseeing risk management reports from Invesco that are applicable to the Funds or their service providers; and (xiv) overseeing potential conflicts of interest that are reported to the Compliance Committee by Invesco Advisers, the Chief Compliance Officer, the Senior Officer and/or the Compliance Consultant.

The Governance Committee will be responsible for (i) nominating persons who will qualify as independent trustees for (a) election as trustees in connection with meetings of shareholders of the Funds that are called to vote on the election of trustees, (b) appointment by the Board as trustees in connection with filling vacancies that arise in between meetings of shareholders; (ii) reviewing the size of the Board, and recommending to the Board whether the size of the Board shall be increased or decreased; (iii) nominating the Chairperson of the Board; (iv) monitoring the composition of the Board and each committee of the Board, and monitoring the qualifications of all trustees; (v) recommending persons to serve as members of each committee of the Board (other than the Compliance Committee), as well as persons who shall serve as the chair and vice chair of each such committee; (vi) reviewing and recommending the amount of compensation payable to the independent trustees; (vii) overseeing the selection of independent legal counsel to the independent trustees; (viii) reviewing and approving the compensation paid to independent legal counsel to the independent trustees; (ix) reviewing and approving the compensation paid to counsel and other advisers,

Appendix B-2

if any, to the Committees of the Board; and (x) reviewing as they deem appropriate administrative and/or logistical matters pertaining to the operations of the Board. A copy of the proposed Governance Committee Charter for each Fund is attached hereto as Appendix H. The Shareholders of the Funds are not being asked to approve the Governance Committee Charter.

The Investments Committee’s primary purposes will be to (i) assist the Board in its oversight of the investment management services provided by Invesco Advisers and the Sub-Advisers; and (ii) review all proposed and existing advisory, sub-advisory and distribution arrangements for the Funds, and to recommend what action the full Boards and the independent Trustees take regarding the approval of all such proposed arrangements and the continuance of all such existing arrangements.

It is expected that, following the consummation of the Acquisition, the Investments Committee will establish three Sub-Committees. The Sub-Committees will be responsible for: (i) reviewing the performance, fees and expenses of the Funds that have been assigned to a particular Sub-Committee (for each Sub-Committee, the “Designated Funds”), unless the Investments Committee takes such action directly; (ii) reviewing with the applicable portfolio managers from time to time the investment objective(s), policies, strategies and limitations of the Designated Funds; (iii) evaluating the investment advisory, sub-advisory and distribution arrangements in effect or proposed for the Designated Funds, unless the Investments Committee takes such action directly; (iv) being familiar with the registration statements and periodic shareholder reports applicable to their Designated Funds; and (v) such other investment-related matters as the Investments Committee may delegate to the Sub-Committee from time to time.

The primary purposes of the Valuation, Distribution and Proxy Oversight Committee are: (a) to address issues requiring action or oversight by the Board of the Funds (i) in the valuation of the Funds’ portfolio securities consistent with the Pricing Procedures, (ii) in oversight of the creation and maintenance by the principal underwriters of the Funds of an effective distribution and marketing system to build and maintain an adequate asset base and to create and maintain economies of scale for the Funds, (iii) in the review of existing distribution arrangements for the Funds under Rule 12b-1 and Section 15 of the Investment Company Act, and (iv) in the oversight of proxy voting on portfolio securities of the Funds; and (b) to make regular reports to the full Boards of the Funds.

The Valuation, Distribution and Proxy Oversight Committee will be responsible for (a) with regard to valuation, (i) developing an understanding of the valuation process and the Pricing Procedures, (ii) reviewing the Pricing Procedures and making recommendations to the full Board with respect thereto, (iii) reviewing the reports described in the Pricing Procedures and other information from Invesco Advisers regarding fair value determinations made pursuant to the Pricing Procedures by Invesco Advisers’ internal valuation committee and

Appendix B-3

making reports and recommendations to the full Board with respect thereto, (iv) receiving the reports of Invesco Advisers’ internal valuation committee requesting approval of any changes to pricing vendors or pricing methodologies as required by the Pricing Procedures and the annual report of Invesco Advisers evaluating the pricing vendors, approving changes to pricing vendors and pricing methodologies as provided in the Pricing Procedures, and recommending annually the pricing vendors for approval by the full Board; (v) upon request of Invesco Advisers, assisting Invesco Advisers’ internal valuation committee or the full Board in resolving particular fair valuation issues; (vi) reviewing the reports described in the Procedures for Determining the Liquidity of Securities (the “Liquidity Procedures”) and other information from Invesco Advisers regarding liquidity determinations made pursuant to the Liquidity Procedures by Invesco Advisers and making reports and recommendations to the full Board with respect thereto, and (vii) overseeing actual or potential conflicts of interest by investment personnel or others that could affect their input or recommendations regarding pricing or liquidity issues; (b) with regard to distribution, (i) developing an understanding of mutual fund distribution and marketing channels and legal, regulatory and market developments regarding distribution, (ii) reviewing periodic distribution and marketing determinations and annual approval of distribution arrangements and making reports and recommendations to the full Board with respect thereto, and (iii) reviewing other information from the principal underwriters to the Funds regarding distribution and marketing of the Funds and making recommendations to the full Board with respect thereto; and (c) with regard to proxy voting, (i) overseeing the implementation of the Proxy Voting Guidelines (the “Guidelines”) and the Proxy Policies and Procedures (the “Proxy Procedures”) by Invesco Advisers and the Sub-Advisors, reviewing the Quarterly Proxy Voting Report and making recommendations to the full Board with respect thereto, (ii) reviewing the Guidelines and the Proxy Procedures and information provided by Invesco Advisers and the Sub-Advisors regarding industry developments and best practices in connection with proxy voting and making recommendations to the full Board with respect thereto, and (iii) in implementing its responsibilities in this area, assisting Invesco Advisers in resolving particular proxy voting issues.

Appendix B-4

APPENDIX C

COMPENSATION PAYABLE TO EACH CURRENT TRUSTEE

The following table shows aggregate compensation payable to each of the two current Trustees from each Fund who will continue to serve on each Fund’s Board for the fiscal year ended October 31, 2009 (IIC, IQC, ICS, IMC, IIM, IMS, IMT, IQN, IQI, IQT and IQM), May 31, 2009 (OIA and PIA), February 28, 2009 (OIB), March 31, 2009 (OIC) and September 30, 2009 (Prime). No information is shown for those current Trustees whose term of office will not continue if the shareholders approve the Nominees for election as Trustees.

Aggregate Compensation from the Fund1

Name of Current Independent
Trustee/Director	IIC	IQC	ICS	IMC	IIM	IMS	IMT	OIA

Manuel H. Johnson	$493	$378	$116	$181	$955	$219	$793	$230
Michael E. Nugent	$759	$582	$179	$279	$1,469	$336	$1,222	$354

Aggregate Compensation from the Fund1

Name of Current Independent
Trustee/Director	OIB	OIC	PIA	IQN	IQI	IQT	IQM	Prime

Manuel H. Johnson	$203	$122	$400	$181	$1,037	$607	$599	$1,557
Michael E. Nugent	$312	$187	$615	$278	$1,596	$935	$922	$2,393

Total Compensation
Name of Current Independent	from the Fund Complex
Trustee/Director	Paid to Trustee

Manuel H. Johnson	$260,000
Michael E. Nugent	$400,000

1     Includes all amounts paid for serving as trustee of the funds, as well as serving as Chairperson of the Boards or a Chairperson of a Committee or Sub-Committee.

Appendix C-1

APPENDIX D

FORM OF INVESTMENT ADVISORY AGREEMENT

THIS AGREEMENT is made this   day of          , 2010, by and between the registered investment companies as set forth on Appendix I (each, a “Fund” and collectively, the “Funds”), as the same may be amended from time to time, and Invesco Advisers, Inc., a Delaware corporation (the “Adviser”).

RECITALS

WHEREAS, each Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end management investment company;

WHEREAS, the Adviser is registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), as an investment adviser and engages in the business of acting as an investment adviser;

WHEREAS, each Fund and the Adviser desire to enter into an agreement to provide for investment advisory services to the Funds upon the terms and conditions hereinafter set forth;

NOW THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

1.  Advisory Services.  The Adviser shall act as investment adviser for the Funds and shall, in such capacity, supervise all aspects of the Funds’ operations, including the investment and reinvestment of cash, securities or other properties comprising the Funds’ assets, subject at all times to the policies and control of the Board of Trustees/Directors of each Fund (the “Board of Trustees/Directors”). The Adviser shall give each Fund the benefit of its best judgment, efforts and facilities in rendering its services as investment adviser.

2.  Investment Analysis and Implementation.  In carrying out its obligations under Section 1 hereof, the Adviser shall:

(a) supervise all aspects of the operations of the Funds;

(b) obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Funds, and whether concerning the individual issuers whose securities are included in the assets of the Funds or the activities in which such issuers engage, or with respect to securities which the Adviser considers desirable for inclusion in the Funds’ assets;

Appendix D-1

(c) determine which issuers and securities shall be represented in the Funds’ investment portfolios and regularly report thereon to the Board of Trustees/Directors;

(d) formulate and implement continuing programs for the purchases and sales of the securities of such issuers and regularly report thereon to the Board of Trustees/Directors; and

(e) take, on behalf of each Fund, all actions which appear to the Funds necessary to carry into effect such purchase and sale programs and supervisory functions as aforesaid, including but not limited to the placing of orders for the purchase and sale of securities for the Funds.

3.  Securities Lending Duties and Fees.  The Adviser agrees to provide the following services in connection with the securities lending activities of each Fund: (a) oversee participation in the securities lending program to ensure compliance with all applicable regulatory and investment guidelines; (b) assist the securities lending agent or principal (the “Agent”) in determining which specific securities are available for loan; (c) monitor the Agent to ensure that securities loans are effected in accordance with the Adviser’s instructions and with procedures adopted by the Board of Trustees/Directors; (d) prepare appropriate periodic reports for, and seek appropriate approvals from, the Board of Trustees/Directors with respect to securities lending activities; (e) respond to Agent inquiries; and (f) perform such other duties as necessary.

As compensation for such services provided by the Adviser in connection with securities lending activities of each Fund, a lending Fund shall pay the Adviser a fee equal to 25% of the net monthly interest or fee income retained or paid to the Fund from such activities.

4.  Delegation of Responsibilities.  The Adviser is authorized to delegate any or all of its rights, duties and obligations under this Agreement to one or more sub-advisors, and may enter into agreements with sub-advisers, and may replace any such sub-advisors from time to time in its discretion, in accordance with the 1940 Act, the Advisers Act, and rules and regulations thereunder, as such statutes, rules and regulations are amended from time to time or are interpreted from time to time by the staff of the Securities and Exchange Commission (“SEC”), and if applicable, exemptive orders or similar relief granted by the SEC and upon receipt of approval of such sub-advisors by the Board of Trustees/Directors and by shareholders (unless any such approval is not required by such statutes, rules, regulations, interpretations, orders or similar relief).

5.  Independent Contractors.  The Adviser and any sub-advisors shall for all purposes herein be deemed to be independent contractors and shall, unless otherwise expressly provided or authorized, have no authority to act for

Appendix D-2

or represent each Fund in any way or otherwise be deemed to be an agent of each Fund.

6.  Control by Board of Trustees/Directors.  Any investment program undertaken by the Adviser pursuant to this Agreement, as well as any other activities undertaken by the Adviser on behalf of the Funds, shall at all times be subject to any directives of the Board of Trustees/Directors.

7.  Compliance with Applicable Requirements.  In carrying out its obligations under this Agreement, the Advisor shall at all times conform to:

(a) all applicable provisions of the 1940 Act and the Advisers Act and any rules and regulations adopted thereunder;

(b) the provisions of the registration statement of each Fund, as the same may be amended from time to time under the Securities Act of 1933 and the 1940 Act;

(c) the provisions of each Fund’s Articles of Incorporation or Declaration of Trust, as applicable, (together, the “Declaration”) as the same may be amended from time to time;

(d) the provisions of the by-laws of each Fund, as the same may be amended from time to time; and

(e) any other applicable provisions of state, federal or foreign law.

8.  Broker-Dealer Relationships.  The Adviser is responsible for decisions to buy and sell securities for the Funds, broker-dealer selection, and negotiation of brokerage commission rates.

(a) The Adviser’s primary consideration in effecting a security transaction will be to obtain the best execution.

(b) In selecting a broker-dealer to execute each particular transaction, the Adviser will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and the difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Funds on a continuing basis. Accordingly, the price to the Funds in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the fund execution services offered.

(c) Subject to such policies as the Board of Trustees/Directors may from time to time determine, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Funds to pay a broker or dealer that provides brokerage and research services to the Adviser an amount of commission for effecting a fund investment transaction in excess of the amount of commission

Appendix D-3

another broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser’s overall responsibilities with respect to a particular Fund and to other clients of the Adviser as to which the Adviser exercises investment discretion. The Adviser is further authorized to allocate the orders placed by it on behalf of the Funds to such brokers and dealers who also provide research or statistical material, or other services to the Funds, to the Adviser, or to any sub-advisor. Such allocation shall be in such amounts and proportions as the Adviser shall determine and the Adviser will report on said allocations regularly to the Board of Trustees/Directors indicating the brokers to whom such allocations have been made and the basis therefor.

(d) With respect to one or more Funds, to the extent the Adviser does not delegate trading responsibility to one or more sub-advisors, in making decisions regarding broker-dealer relationships, the Adviser may take into consideration the recommendations of any sub-advisor appointed to provide investment research or advisory services in connection with the Funds, and may take into consideration any research services provided to such sub-advisor by broker-dealers.

(e) Subject to the other provisions of this Section 8, the 1940 Act, the Securities Exchange Act of 1934, and rules and regulations thereunder, as such statutes, rules and regulations are amended from time to time or are interpreted from time to time by the staff of the SEC, any exemptive orders issued by the SEC, and any other applicable provisions of law, the Adviser may select brokers or dealers with which it or the Funds are affiliated.

9.  Compensation.  The compensation that each Fund shall pay the Adviser is set forth in Appendix II attached hereto.

10.  Expenses of the Funds.  All of the ordinary business expenses incurred in the operations of the Funds and the offering of their shares shall be borne by the Funds unless specifically provided otherwise in this Agreement. These expenses borne by the Funds include but are not limited to brokerage commissions, taxes, legal, accounting, auditing, or governmental fees, the cost of preparing share certificates, custodian, transfer and shareholder service agent costs, expenses of issue, sale, redemption and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to trustees and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Funds in connection with membership in investment company organizations and the cost of printing copies of prospectuses and statements of additional information distributed to the Funds’ shareholders.

Appendix D-4

11.  Services to Other Companies or Accounts.  Each Fund understands that the Adviser now acts, will continue to act and may act in the future as investment manager or adviser to fiduciary and other managed accounts, and as investment manager or adviser to other investment companies, including any offshore entities, or accounts, and each Fund has no objection to the Adviser so acting, provided that whenever a Fund and one or more other investment companies or accounts managed or advised by the Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a formula believed to be equitable to each company and account. Each Fund recognizes that in some cases this procedure may adversely affect the size of the positions obtainable and the prices realized for the Funds.

12.  Non-Exclusivity.  Each Fund understands that the persons employed by the Adviser to assist in the performance of the Adviser’s duties under this Agreement will not devote their full time to such service and nothing contained in this Agreement shall be deemed to limit or restrict the right of the Adviser or any affiliate of the Adviser to engage in and devote time and attention to other businesses or to render services of whatever kind or nature. Each Fund further understands and agrees that officers or directors of the Adviser may serve as officers or trustees of a Fund, and that officers or trustees of the Funds may serve as officers or directors of the Adviser to the extent permitted by law; and that the officers and directors of the Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors or trustees of any other firm or trust, including other investment advisory companies.

13.  Effective Date, Term and Approval.  This Agreement shall become effective with respect to a Fund, if approved by the shareholders of such Fund, on the Effective Date for such Fund, as set forth in Appendix I attached hereto. If so approved, this Agreement shall thereafter continue in force and effect with respect to a Fund for two years, and may be continued from year to year thereafter, provided that the continuation of the Agreement is specifically approved at least annually:

(a) (i) by the Fund’s Board of Trustees/Directors or (ii) by the vote of “a majority of the outstanding voting securities” of such Fund (as defined in Section 2(a)(42) of the 1940 Act); and

(b) by the affirmative vote of a majority of the Fund’s directors/trustees who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of a party to this Agreement (other than as directors/trustees of the Fund), by votes cast in person at a meeting specifically called for such purpose.

Appendix D-5

14.  Termination.  This Agreement may be terminated as to a Fund at any time, without the payment of any penalty, by vote of the Fund’s Board of Trustees/Directors or by vote of a majority of the outstanding voting securities of the applicable Fund, or by the Adviser, on sixty (60) days’ written notice to the other party. The notice provided for herein may be waived by the party entitled to receipt thereof. This Agreement shall automatically terminate in the event of its assignment, the term “assignment” for purposes of this paragraph having the meaning defined in Section 2(a)(4) of the 1940 Act.

15.  Amendment.  No amendment of this Agreement shall be effective unless it is in writing and signed by the party against which enforcement of the amendment is sought.

16.  Liability of Adviser and Fund.  In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser or any of its officers, directors or employees, the Adviser shall not be subject to liability to a Fund or to any shareholder of such Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security. Any liability of the Adviser to one Fund shall not automatically impart liability on the part of the Adviser to any other Fund. No Fund shall be liable for the obligations of any other Fund.

17.  Liability of Shareholders.  Notice is hereby given that, as provided by applicable law, the obligations of or arising out of this Agreement are not binding upon any of the shareholders of a Fund individually but are binding only upon the assets and property of the Fund and that the shareholders shall be entitled, to the fullest extent permitted by applicable law, to the same limitation on personal liability as shareholders of private corporations for profit.

18.  Limited Liability of Massachusetts Business Trusts.  The Declaration of Trust, together with all amendments thereto establishing each Fund identified in Appendix I as a Massachusetts business trust (the “Declaration”), is on file in the office of the Secretary of the Commonwealth of Massachusetts, provides that the name of such Funds refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of such Funds shall be held to any personal liability, nor shall resort be had to their private property for the satisfaction of any obligation or claim or otherwise, in connection with the affairs of such Funds, but the Trust Estate only shall be liable.

19.  Notices.  Any notices under this Agreement shall be in writing, addressed and delivered, telecopied or mailed postage paid, to the other party

Appendix D-6

entitled to receipt thereof at such address as such party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of each Fund and that of the Adviser shall be 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.

20.  Questions of Interpretation.  Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act or the Advisers Act shall be resolved by reference to such term or provision of the 1940 Act or the Advisers Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC issued pursuant to said Acts. In addition, where the effect of a requirement of the 1940 Act or the Advisers Act reflected in any provision of the Agreement is revised by rule, regulation or order of the SEC, such provision shall be deemed to incorporate the effect of such rule, regulation or order. Subject to the foregoing, this Agreement shall be governed by and construed in accordance with the laws (without reference to conflicts of law provisions) of the State of Texas.

21.  License Agreement.  Each Fund shall have the non-exclusive right to use the name [“AIM”] to designate any current or future series of shares only so long as Invesco Advisers, Inc. serves as investment manager or adviser to the Fund with respect to such series of shares.

Appendix D-7

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the day and year first written above.

[           ]

Attest:
Assistant Secretary	By: President

(SEAL)

Attest:	Invesco Advisers, Inc.
Assistant Secretary	By: President
(SEAL)

Appendix D-8

APPENDIX I
FUNDS AND EFFECTIVE DATES

All of the Funds referenced below are organized as Massachusetts business trusts.

Name of Fund	Effective Date of Advisory Agreement

Morgan Stanley California Insured Municipal Income Trust
Morgan Stanley California Quality Municipal Securities
Morgan Stanley Insured California Municipal Securities
Morgan Stanley Insured Municipal Bond Trust
Morgan Stanley Insured Municipal Income Trust
Morgan Stanley Insured Municipal Securities
Morgan Stanley Insured Municipal Trust
Morgan Stanley Municipal Income Opportunities Trust
Morgan Stanley Municipal Income Opportunities Trust II
Morgan Stanley Municipal Income Opportunities Trust III
Morgan Stanley Municipal Premium Income Trust
Morgan Stanley New York Quality Municipal Securities
Morgan Stanley Prime Income Trust
Morgan Stanley Quality Municipal Income Trust
Morgan Stanley Quality Municipal Investment Trust
Morgan Stanley Quality Municipal Securities

Appendix D-9

APPENDIX II
COMPENSATION TO THE ADVISER

Each Fund shall pay the Adviser, out of the assets of the Fund, as full compensation for all services rendered, an advisory fee for such Fund set forth below.

Fund	Annual Rate

Morgan Stanley California Insured Municipal Income Trust	0.27% as a percentage of average weekly net assets*
Morgan Stanley California Quality Municipal Securities	0.27% as a percentage of average weekly net assets*
Morgan Stanley Insured California Municipal Securities	0.27% as a percentage of average weekly net assets
Morgan Stanley Insured Municipal Bond Trust	0.27% as a percentage of average weekly net assets*
Morgan Stanley Insured Municipal Income Trust	0.27% as a percentage of average weekly net assets*
Morgan Stanley Insured Municipal Securities	0.27% as a percentage of average weekly net assets
Morgan Stanley Insured Municipal Trust	0.27% as a percentage of average weekly net assets*
Morgan Stanley Municipal Income Opportunities Trust	0.50% as a percentage of average weekly net assets
Morgan Stanley Municipal Income Opportunities Trust II	0.50% as a percentage of average weekly net assets
Morgan Stanley Municipal Income Opportunities Trust III	0.50% as a percentage of average weekly net assets
Morgan Stanley Municipal Premium Income Trust	0.40% as a percentage of average weekly net assets*
Morgan Stanley New York Quality Municipal Securities	0.27% as a percentage of average weekly net assets*
Morgan Stanley Prime Income Trust	0.90% of the portion of the daily net assets not exceeding $500 million; 0.85% of the portion of the daily net assets exceeding $500 million but not exceeding $1.5 billion; 0.825% of the portion of the daily net assets exceeding $1.5 billion but not exceeding $2.5 billion; 0.80% of the portion of the daily net assets exceeding $2.5 billion, but not exceeding $3 billion; and 0.775% of the portion of the daily net assets in excess of $3 billion
Morgan Stanley Quality Municipal Income Trust	0.27% as a percentage of average weekly net assets*
Morgan Stanley Quality Municipal Investment Trust	0.27% as a percentage of average weekly net assets*
Morgan Stanley Quality Municipal Securities	0.27% as a percentage of average weekly net assets*

*	For the purpose of calculating the advisory fee, the liquidation preference of any Preferred Shares issued by the Fund will not be deducted from the Fund’s total assets. In addition, an amount up to the aggregate amount of any other borrowings may be included in the Fund’s advisory fee calculation.

Appendix D-10

APPENDIX E

FORM OF SUB-ADVISORY CONTRACT

This contract is made as of          , 2010, by and among Invesco Advisers, Inc. (the “Adviser”) and each of Invesco Asset Management Deutschland GmbH; Invesco Asset Management Limited; Invesco Asset Management (Japan) Limited; Invesco Australia Limited; Invesco Hong Kong Limited; Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (each a “Sub-Adviser” and, collectively, the “Sub-Advisers”).

WHEREAS:

A) The Adviser has entered into an investment advisory agreement with each of the registered investment companies as set forth on Exhibit I (each, a “Fund” and collectively, the “Funds”), as the same may be amended from time to time, each a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”);

B) The Adviser is authorized to delegate certain, any or all of its rights, duties and obligations under investment advisory agreements to sub-advisers, including sub-advisers that are affiliated with the Adviser;

C) Each Sub-Adviser represents that it is registered with the U.S. Securities and Exchange Commission (“SEC”) as an investment adviser under the Investment Advisers Act of 1940 (“Advisers Act”), or will be so registered prior to providing any services to any of the Funds under this Contract, and engages in the business of acting as an investment adviser; and

D) The Sub-Advisers and their affiliates have personnel in various locations throughout the world and have been formed in part for the purpose of researching and compiling information and recommendations on the economies of various countries and securities of issuers located in such countries or on various types of investments and investment techniques, and providing investment advisory services in connection therewith.

NOW THEREFORE, in consideration of the promises and the mutual covenants herein contained, it is agreed between the parties hereto as follows:

1.  Appointment.  The Adviser hereby appoints each Sub-Adviser as a sub-adviser of each Fund for the period and on the terms set forth herein. Each Sub-Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

2.  Duties as Sub-Adviser.  Subject to paragraph 7 below, the Adviser may, in its discretion, appoint each Sub-Adviser to perform one or more of the following services with respect to all or a portion of the investments of each Fund. The services and the portion of the investments of each Fund to be

Appendix E-1

advised or managed by each Sub-Adviser shall be as agreed upon from time to time by the Adviser and the Sub-Advisers. Each Sub-Adviser shall pay the salaries and fees of all personnel of such Sub-Adviser performing services for the Funds related to research, statistical and investment activities.

(a)  Investment Advice.  If and to the extent requested by the Adviser, each Sub-Adviser shall provide investment advice to one or more of the Funds and the Adviser with respect to all or a portion of the investments of such Fund(s) or with respect to various investment techniques, and in connection with such advice shall furnish such Fund(s) and the Adviser with such factual information, research reports and investment recommendations as the Adviser may reasonably require.

(b)  Order Execution.  If and to the extent requested by the Adviser, each Sub-Adviser shall place orders for the purchase and sale of portfolio securities or other investments for one or more of the Funds. In so doing, each Sub-Adviser agrees that it shall comply with paragraph 3 below.

(c)  Discretionary Investment Management.  If and to the extent requested by the Adviser, each Sub-Adviser shall, subject to the supervision of each Fund’s Board of Trustees/Directors (the “Board”) and the Adviser, manage all or a portion of the investments of one or more of the Funds in accordance with the investment objectives, policies and limitations provided in such Fund’s Registration Statement and such other limitations as the Fund or the Adviser may impose by notice to the applicable Sub-Adviser(s) and otherwise in accordance with paragraph 5 below. With respect to the portion of the investments of a Fund under its management, each Sub-Adviser is authorized to: (i) make investment decisions on behalf of the Fund with regard to any stock, bond, other security or investment instrument, including but not limited to foreign currencies, futures, options and other derivatives, and with regard to borrowing money; (ii) place orders for the purchase and sale of securities or other investment instruments with such brokers and dealers as the Sub-Adviser may select; and (iii) upon the request of the Adviser, provide additional investment management services to the Fund, including but not limited to managing the Fund’s cash and cash equivalents and lending securities on behalf of the Fund. In selecting brokers or dealers to execute trades for the Funds, each Sub-Adviser will comply with its written policies and procedures regarding brokerage and trading, which policies and procedures shall have been approved by the Board. All discretionary investment management and any other activities of each Sub-Adviser shall at all times be subject to the control and direction of the Adviser and the Board.

3.  Broker-Dealer Relationships.  Each Sub-Adviser agrees that, in placing orders with brokers and dealers, it will attempt to obtain the best net result in terms of price and execution. Consistent with this obligation, each Sub-Adviser may, in its discretion, purchase and sell portfolio securities from

Appendix E-2

and to brokers and dealers who sell shares of the Funds or provide the Funds, the Adviser’s other clients, or a Sub-Adviser’s other clients with research, analysis, advice and similar services. Each Sub-Adviser may pay to brokers and dealers, in return for such research and analysis, a higher commission or spread than may be charged by other brokers and dealers, subject to such Sub-Adviser determining in good faith that such commission or spread is reasonable in terms either of the particular transaction or of the overall responsibility of the Adviser and such Sub-Adviser to the Funds and their other clients and that the total commissions or spreads paid by each Fund will be reasonable in relation to the benefits to the Fund over the long term. In no instance will portfolio securities be purchased from or sold to a Sub-Adviser, or any affiliated person thereof, except in accordance with the applicable securities laws and the rules and regulations thereunder and any exemptive orders currently in effect. Whenever a Sub-Adviser simultaneously places orders to purchase or sell the same security on behalf of a Fund and one or more other accounts advised by such Sub-Adviser, such orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable to each account.

4.  Books and Records.  Each Sub-Adviser will maintain all required books and records with respect to the securities transactions of the Funds, and will furnish the Board and the Adviser with such periodic and special reports as the Board or the Adviser reasonably may request. Each Sub-Adviser hereby agrees that all records which it maintains for the Adviser are the property of the Adviser, and agrees to preserve for the periods prescribed by applicable law any records which it maintains for the Adviser and which are required to be maintained, and further agrees to surrender promptly to the Adviser any records which it maintains for the Adviser upon request by the Adviser.

5.  Further Duties.

(a) In all matters relating to the performance of this Contract, each Sub-Adviser will act in conformity with the Articles of Incorporation or Declaration of Trust, as applicable, By-Laws and Registration Statement of each Fund and with the instructions and directions of the Adviser and the Board and will comply with the requirements of the 1940 Act, the rules, regulations, exemptive orders and no-action positions thereunder, and all other applicable laws and regulations.

(b) Each Sub-Adviser shall maintain compliance procedures for the Funds that it and the Adviser reasonably believe are adequate to ensure compliance with the federal securities laws (as defined in Rule 38a-1 under the 1940 Act) and the investment objective(s) and policies as stated in the Funds’ prospectuses and statements of additional information. Each Sub-Adviser at its expense will provide the Adviser or the Fund’s Chief Compliance

Appendix E-3

Officer with such compliance reports relating to its duties under this Contract as may be requested from time to time. Notwithstanding the foregoing, each Sub-Adviser will promptly report to the Adviser any material violations of the federal securities laws (as defined in Rule 38a-1 under the 1940 Act) that it is or should be aware of or of any material violation of the Sub-Adviser’s compliance policies and procedures that pertain to the Funds.

(c) Each Sub-Adviser at its expense will make available to the Board and the Adviser at reasonable times its portfolio managers and other appropriate personnel, either in person or, at the mutual convenience of the Adviser and the Sub-Adviser, by telephone, in order to review the investment policies, performance and other investment related information regarding the Funds and to consult with the Board and the Adviser regarding the Funds’ investment affairs, including economic, statistical and investment matters related to the Sub-Adviser’s duties hereunder, and will provide periodic reports to the Adviser relating to the investment strategies it employs. Each Sub-Adviser and its personnel shall also cooperate fully with counsel and auditors for, and the Chief Compliance Officer of, the Adviser and the Fund.

(d) Each Sub-Adviser will assist in the fair valuation of portfolio securities held by the Funds. The Sub-Adviser will use its reasonable efforts to provide, based upon its own expertise, and to arrange with parties independent of the Sub-Adviser such as broker-dealers for the provision of, valuation information or prices for securities for which prices are deemed by the Adviser or the Funds’ administrator not to be readily available in the ordinary course of business from an automated pricing service. In addition, each Sub-Adviser will assist the Funds and their agents in determining whether prices obtained for valuation purposes accurately reflect market price information relating to the assets of the Funds at such times as the Adviser shall reasonably request, including but not limited to, the hours after the close of a securities market and prior to the daily determination of a Fund’s net asset value per share.

(e) Each Sub-Adviser represents and warrants that it has adopted a code of ethics meeting the requirements of Rule 17j-1 under the 1940 Act and the requirements of Rule 204A-1 under the Advisers Act and has provided the Adviser and the Board a copy of such code of ethics, together with evidence of its adoption, and will promptly provide copies of any changes thereto, together with evidence of their adoption. Upon request of the Adviser, but in any event no less frequently than annually, each Sub-Adviser will supply the Adviser a written report that (A) describes any issues arising under the code of ethics or procedures since the Sub-Adviser’s last report, including but not limited to material violations of the code of ethics or procedures and sanctions imposed in response to the material violations; and (B) certifies that the procedures contained in the Sub-Adviser’s code of ethics are

Appendix E-4

reasonably designed to prevent “access persons” from violating the code of ethics.

(f) Upon request of the Adviser, each Sub-Adviser will review draft reports to shareholders and other documents provided or available to it and provide comments on a timely basis. In addition, each Sub-Adviser and each officer and portfolio manager thereof designated by the Adviser will provide on a timely basis such certifications or sub-certifications as the Adviser may reasonably request in order to support and facilitate certifications required to be provided by the Funds’ Principal Executive Officer and Principal Financial Officer and will adopt such disclosure controls and procedures in support of the disclosure controls and procedures adopted by the Funds as the Adviser, deems are reasonably necessary.

(g) Unless otherwise directed by the Adviser or the Board, each Sub-Adviser will vote all proxies received in accordance with the Adviser’s proxy voting policy or, if the Sub-Adviser has a proxy voting policy approved by the Board, the Sub-Adviser’s proxy voting policy. Each Sub-Adviser shall maintain and shall forward to the Funds or their designated agent such proxy voting information as is necessary for the Funds to timely file proxy voting results in accordance with Rule 30b1-4 under the 1940 Act.

(h) Each Sub-Adviser shall provide the Funds’ custodian on each business day with information relating to all transactions concerning the assets of the Funds and shall provide the Adviser with such information upon request of the Adviser.

6.  Services Not Exclusive.  The services furnished by each Sub-Adviser hereunder are not to be deemed exclusive and such Sub-Adviser shall be free to furnish similar services to others so long as its services under this Contract are not impaired thereby. Nothing in this Contract shall limit or restrict the right of any director,officer or employee of a Sub-Adviser, who may also be a Director/Trustee, officer or employee of a Fund, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

7.  Use of Subsidiaries and Affiliates.  Each Sub-Adviser may perform any or all of the services contemplated hereunder, including but not limited to providing investment advice to the Funds pursuant to paragraph 2(a) above and placing orders for the purchase and sale of portfolio securities or other investments for the Funds pursuant to paragraph 2(b) above, directly or through such of its subsidiaries or other affiliates, including each of the other Sub-Advisers, as such Sub-Adviser shall determine; provided, however, that performance of such services through such subsidiaries or other affiliates shall have been approved, when required by the 1940 Act,

Appendix E-5

by (i) a vote of a majority of that Fund’s independent Directors/Trustees who are not parties to this Contract or “interested persons” (as defined in the 1940 Act) of a party to this Contract, other than as Board members (“Independent Directors/Trustees”), cast in person at a meeting called for the purpose of voting on such approval, and/or (ii) a vote of a majority of that Fund’s outstanding voting securities.

8.  Compensation.

(a) The only fees payable to the Sub-Advisers under this Contract are for providing discretionary investment management services pursuant to paragraph 2(c) above. For such services, the Adviser will pay each Sub-Adviser a fee, computed daily and paid monthly, equal to (i) 40% of the monthly compensation that the Adviser receives from each Fund pursuant to its advisory agreement with the Funds, multiplied by (ii) the fraction equal to the net assets of such Fund as to which the Sub-Adviser shall have provided discretionary investment management services pursuant to paragraph 2(c) above for that month divided by the net assets of such Fund for that month. This fee shall be payable on or before the last business day of the next succeeding calendar month. This fee shall be reduced to reflect contractual or voluntary fee waivers or expense limitations by the Adviser, if any, in effect from time to time as set forth in paragraph 9 below. In no event shall the aggregate monthly fees paid to the Sub-Advisers under this Contract exceed 40% of the monthly compensation that the Adviser receives from each Fund pursuant to its advisory agreement with the Funds, as reduced to reflect contractual or voluntary fee waivers or expense limitations by the Adviser, if any.

(b) If this Contract becomes effective or terminates before the end of any month, the fees for the period from the effective date to the end of the month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs.

(c) If a Sub-Adviser provides the services under paragraph 2(c) above to a Fund for a period that is less than a full month, the fees for such period shall be prorated according to the proportion which such period bears to the applicable full month.

9.  Fee Waivers and Expense Limitations.  If, for any fiscal year of a Fund, the amount of the advisory fee which such Fund would otherwise be obligated to pay to the Adviser is reduced because of contractual or voluntary fee waivers or expense limitations by the Adviser, the fee payable to each Sub-Adviser pursuant to paragraph 8 above shall be reduced proportionately; and to the extent that the Adviser reimburses the Fund as a result of such expense limitations, such Sub-Adviser shall reimburse the Adviser that

Appendix E-6

proportion of such reimbursement payments which the fee payable to each Sub-Adviser pursuant to paragraph 8 above bears to the advisory fee payable to the Adviser pursuant to its advisory agreement with the Funds.

10.  Limitation of Liability of Sub-Adviser and Indemnification.  No Sub-Adviser shall be liable for any costs or liabilities arising from any error of judgment or mistake of law or any loss suffered by a Fund in connection with the matters to which this Contract relates except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of such Sub-Adviser in the performance by such Sub-Adviser of its duties or from reckless disregard by such Sub-Adviser of its obligations and duties under this Contract. Any person, even though also an officer, partner, employee, or agent of a Sub-Adviser, who may be or become a Director/Trustee, officer, employee or agent of a Fund, shall be deemed, when rendering services to a Fund or acting with respect to any business of a Fund, to be rendering such service to or acting solely for the Fund and not as an officer, partner, employee, or agent or one under the control or direction of such Sub-Adviser even though paid by it.

11.  Duration and Termination.

(a) This Contract shall become effective with respect to each Sub-Adviser upon the later of the date hereabove written and the date that such Sub-Adviser is registered with the SEC as an investment adviser under the Advisers Act, if a Sub-Adviser is not so registered as of the date hereabove written; provided, however, that this Contract shall not take effect with respect to any Fund unless it has first been approved (i) by a vote of a majority of the Independent Directors/Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of that Fund’s outstanding voting securities, when required by the 1940 Act.

(b) Unless sooner terminated as provided herein, this Contract shall continue in force and effect with respect to a Fund for two years. Thereafter, if not terminated, with respect to a Fund, this Contract shall continue automatically for successive periods not to exceed twelve months each, provided that such continuance is specifically approved at least annually (i) by a vote of a majority of the Fund’s Independent Directors/Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board or by vote of a majority of the outstanding voting securities of that Fund.

(c) Notwithstanding the foregoing, with respect to any Fund(s) or any Sub-Adviser(s), this Contract may be terminated at any time, without the payment of any penalty, (i) by vote of the Fund’s Board or by a vote of a majority of the outstanding voting securities of such Fund(s) on sixty days’ written notice to such Sub-Adviser(s); or (ii) by the Adviser on sixty days’

Appendix E-7

written notice to such Sub-Adviser(s); or (iii) by a Sub-Adviser on sixty days’ written notice to the applicable Fund. Should this Contract be terminated with respect to a Sub-Adviser, the Adviser shall assume the duties and responsibilities of such Sub-Adviser unless and until the Adviser appoints another Sub-Adviser to perform such duties and responsibilities. Termination of this Contract with respect to one or more Fund(s) or Sub-Adviser(s) shall not affect the continued effectiveness of this Contract with respect to any remaining Fund(s) or Sub-Adviser(s). This Contract will automatically terminate in the event of its assignment.

12.  Amendment.  No provision of this Contract may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and, when required by the 1940 Act, no amendment of this Contract shall be effective, as to a Fund, until approved by vote of a majority of the Fund’s outstanding voting securities.

13.  Notices.  Any notices under this Contract shall be in writing, addressed and delivered, telecopied or mailed postage paid, to the other party entitled to receipt thereof at such address as such party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of each Fund and the Adviser shall be 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Until further notice to the other party, it is agreed that the address of each Sub-Adviser shall be set forth in Exhibit II attached hereto.

14.  Governing Law.  This Contract shall be construed in accordance with the laws of the State of Texas and the 1940 Act. To the extent that the applicable laws of the State of Texas conflict with the applicable provisions of the 1940 Act, the latter shall control.

15.  Multiple Sub-Advisory Agreements.  This Contract has been signed by multiple parties; namely the Adviser, on one hand, and each Sub-Adviser, on the other. The parties have signed one document for administrative convenience to avoid a multiplicity of documents. It is understood and agreed that this document shall constitute a separate sub-advisory agreement between the Adviser and each Sub-Adviser with respect to each Fund, as if the Adviser and such Sub-Adviser had executed a separate sub-advisory agreement naming such Sub-Adviser as a sub-adviser to each Fund. With respect to any one Sub-Adviser, (i) references in this Contract to “a Sub-Adviser” or to “each Sub-Adviser” shall be deemed to refer only to such Sub-Adviser, and (ii) the term “this Contract” shall be construed according to the foregoing provisions.

Appendix E-8

16.  Miscellaneous.  The captions in this Contract are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Contract shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Contract shall not be affected thereby. This Contract shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. Any question of interpretation of any term or provision of this Contract having a counterpart in or otherwise derived from a term or provision of the 1940 Act or the Advisers Act shall be resolved by reference to such term or provision of the 1940 Act or the Advisers Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC issued pursuant to said Acts. In addition, where the effect of a requirement of the 1940 Act or the Advisers Act reflected in any provision of the Contract is revised by rule, regulation or order of the SEC, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

Appendix E-9

IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed by their officers designated as of the day and year first above written.

INVESCO ADVISERS, INC.

Adviser

By:

Name:

Title:

Appendix E-10

INVESCO ASSET MANAGEMENT	INVESCO ASSET MANAGEMENT
DEUTSCHLAND GMBH	LIMITED

Sub-Adviser	Sub-Adviser

By:	By:

Name:	Name:

Title:	Title:

INVESCO ASSET MANAGEMENT (JAPAN) LIMITED	INVESCO AUSTRALIA LIMITED

Sub-Adviser	Sub-Adviser

By:	By:

Name:	Name:

Title:	Title:

INVESCO HONG KONG LIMITED	INVESCO SENIOR SECURED MANAGEMENT, INC.

Sub-Adviser	Sub-Adviser

By:	By:

Name:	Name:

Title:	Title:

INVESCO TRIMARK, LTD.

Sub-Adviser

By:

Name:

Title:

Appendix E-11

EXHIBIT I

Funds

Morgan Stanley California Insured Municipal Income Trust
Morgan Stanley California Quality Municipal Securities
Morgan Stanley Insured California Municipal Securities
Morgan Stanley Insured Municipal Bond Trust
Morgan Stanley Insured Municipal Income Trust
Morgan Stanley Insured Municipal Securities
Morgan Stanley Insured Municipal Trust
Morgan Stanley Municipal Income Opportunities Trust
Morgan Stanley Municipal Income Opportunities Trust II
Morgan Stanley Municipal Income Opportunities Trust III
Morgan Stanley Municipal Premium Income Trust
Morgan Stanley New York Quality Municipal Securities
Morgan Stanley Prime Income Trust
Morgan Stanley Quality Municipal Income Trust
Morgan Stanley Quality Municipal Investment Trust
Morgan Stanley Quality Municipal Securities

Appendix E-12

EXHIBIT II

Addresses of Sub-Advisers

Invesco Asset Management Deutschland GmbH
An der Welle 5, 1st Floor
Frankfurt, Germany 60322

Invesco Asset Management Limited
30 Finsbury Square
London, United Kingdom
EC2A 1AG
ENGLAND

Invesco Asset Management (Japan) Limited
25th Floor, Shiroyama Trust Tower
3-1, Toranoman 4-chome, Minato-Ku
Tokyo, Japan 105-6025

Invesco Australia Limited
333 Collins Street, Level 26
Melbourne Victoria 3000, Australia

Invesco Hong Kong Limited
32nd Floor
Three Pacific Place
1 Queen’s Road East
Hong Kong

Invesco Senior Secured Management, Inc.
1166 Avenue of the Americas, 27th Floor
New York, NY 10036
USA

Invesco Trimark Ltd.
5140 Yonge Street
Suite 900
Toronto, ON, M2N 6X7

Appendix E-13

APPENDIX F

The name, address and principal occupation of the principal executive officers and directors of Invesco Advisers and the Affiliated Sub-Advisers are set forth in the following tables.

Invesco Advisers
The business address for each of the following officers and directors is Two Peachtree Pointe, 1555 Peachtree Street NE, Atlanta, Georgia 30309.
Name	Principal Occupation

Gregory Mark Armour	Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Director and President, INVESCO Asset Management (Bermuda) Ltd; Director and Chairman, Invesco Senior Secured Management, Inc.; Director, Invesco Mortgage Capital Inc., Invesco Private Capital, Inc. and INVESCO Private Capital Investments, Inc.; Chairman, INVESCO Realty, Inc.; and Senior Managing Director and Head of Worldwide Institutional, Invesco Ltd.
Philip A. Taylor	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Aim Management Group, Inc. (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director, Invesco Aim Distributors, Inc. (registered broker dealer); Director and Chairman, Invesco Aim Investment Services, Inc. (registered transfer agent) and INVESCO Distributors, Inc. (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), IVZ Callco Inc. and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, AIM Trimark Corporate Class Inc. (corporate mutual fund company) and AIM Trimark Canada Fund Inc. (corporate mutual fund company); Director and

Appendix F-1

Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment adviser and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The AIM Family of Funds® (other than AIM Treasurer’s Series Trust and Short-Term Investments Trust); Trustee and Executive Vice President, The AIM Family of Funds® (AIM Treasurer’s Series Trust and Short-Term Investments Trust only).
Loren M. Starr	Director, Chief Executive Officer, President and Chief Financial Officer, Invesco Group Services, Inc. and IVZ, Inc.; Director, Invesco Advisers, Inc. and Invesco Holding Company Limited; Director, Chief Financial Officer and President, Invesco North American Holdings, Inc. and Invesco Investments (Bermuda) Ltd.; Senior Managing Director and Chief Financial Officer, Invesco Ltd. and Director and Chairman, Association for Financial Professionals.
Kevin M. Carome	Director and Executive Vice President, Invesco Group Services, Inc., IVZ, Inc., Invesco North American Holdings, Inc. and Invesco Investments (Bermuda) Ltd.; Senior Managing Director, General Counsel and Secretary, Invesco Ltd.; Director and Secretary, Invesco Advisers, Inc.; Director, INVESCO Funds Group, Inc. and Invesco Holding Company Limited; and Vice President, The AIM Family of Funds®.

Invesco Trimark Ltd.
The business address for each of the following officers and directors is 5140 Yonge Street, Suite 900, Toronto, Ontario, Canada M2N 6X7.
Name	Principal Occupation

Philip A. Taylor	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Aim Management Group, Inc. (financial services holding company);

Appendix F-2

Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director, Invesco Aim Distributors, Inc. (registered broker dealer); Director and Chairman, Invesco Aim Investment Services, Inc. (registered transfer agent) and INVESCO Distributors, Inc. (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), IVZ Callco Inc. and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, AIM Trimark Corporate Class Inc. (corporate mutual fund company) and AIM Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment adviser and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The AIM Family of Funds® (other than AIM Treasurer’s Series Trust and Short-Term Investments Trust); Trustee and Executive Vice President, The AIM Family of Funds® (AIM Treasurer’s Series Trust and Short-Term Investments Trust only).
David Colvin Warren	Director, Chief Financial Officer and Executive Vice President, 1371 Preferred Inc., Invesco Trimark Ltd./Invesco Trimark Ltée, Invesco Trimark Dealer Inc./Coutage Invesco Trimark Inc., Invesco Inc., and IVZ Callco Inc.; Director, Invesco Canada Holdings Inc. and AIM GP Canada Inc.; and Senior Vice President, Invesco Aim Management Group, Inc. and Invesco Advisers, Inc.
Peter Intraligi	Director, Chief Operating Officer and Executive Vice President, 1371 Preferred Inc.; Director, Invesco Canada Holdings Inc.; Director, Chief Operating Officer and President, Invesco Trimark Ltd./Invesco Trimark Ltée; and Director and Chief Operating Officer, IVZ Callco Inc., Invesco Inc., and Invesco Trimark Dealer Inc./Coutage Invesco Trimark Inc.
Graham Stewart Anderson	Director and Chief Investment Officer, Invesco Trimark Ltd./Invesco Trimark Ltée.
Eric J. Adelson	Director, Secretary and Senior Vice President, 1371 Preferred Inc., Invesco Trimark Ltd./Invesco

Appendix F-3

Trimark Ltée, AIM GP Canada Inc, IVZ Callco Inc. and Invesco Trimark Dealer Inc./Courtage Invesco Trimark Inc.

Invesco Asset Management Deutschland, GMBH
The business address for each of the following officers and directors is An der Welle 5, 1st Floor, Frankfurt, Germany 60322.
Name	Principal Occupation

Karl-George Bayer	Managing Director, Invesco Asset Management Deutschland GmbH.
Bernhard Lander	Director, Invesco UK Limited; Managing Director, Invesco Kapitalanlagegesellschaft mbH and Invesco Asset Management Deutschland, GmbH
Dr. Jens Langewand	Managing Director, Invesco Asset Management Deutschland GmbH
Alexander Heinrich Lehmann	Managing Director, Invesco Asset Management Deutschland GmbH and Supervisory Board, Invesco Asset Management (Schweiz) AG.
Christian Puschmann	Director, INVESCO Holding Germany Ltd & Co OHG and INVESCO Services Ltd OHG; Managing Director, INVESCO Kapitalanlagegesellschaft mbH; and Managing Director and General Manager, Invesco Asset Management Deutschland GmbH.

Invesco Asset Management Limited
The business address for each of the following officers and directors is 30 Finsbury Square, London, EC2A 1AG, United Kingdom.
Name	Principal Occupation

Roderick George Howard Ellis	Director, Atlantic Wealth Management Limited, C M Investment Nominees Limited, INVESCO Administration Services Limited, INVESCO Asset Management Limited, INVESCO Asset Management SA, INVESCO CE SA, INVESCO CE Services SA, INVESCO Continental Europe Holdings SA, INVESCO Continental Europe Service Centre SA, INVESCO Fund Managers Limited, INVESCO Global Investment Funds Limited, INVESCO Group Limited, INVESCO GT Asset Management PLC, INVESCO Holland B.V., INVESCO International (Southern Africa) Limited, INVESCO Pacific Group Limited, INVESCO Real Estate Limited, INVESCO

Appendix F-4

Savings Scheme (Nominees) Limited, INVESCO UK Holdings PLC, INVESCO UK Limited, Perpetual plc, Perpetual Portfolio Management Limited, Perpetual Unit Trust Management (Nominees) Limited, Sermon Lane Nominees Limited, and Invesco Perpetual Life Limited; Supervisory Board, INVESCO Asset Management Oesterreich GmbH and INVESCO Kapitalanlagegesellschaft mbH; Director and Chairman, INVESO Global Asset Management (Bermuda) Limited; Director, Chief Executive Officer and President, Invesco Pacific Holdings Limited; Treasurer, 1371 Preferred Inc., Invesco Trimark Ltd./Invesco Trimark Ltee, Invesco Group Services, Inc., IVZ, Inc., Invesco North American Holdings, Inc., Invesco Mortgage Capital, Inc., Invesco Investments (Bermuda) Ltd., IVZ Callco Inc.
Charles Douglas Henderson	Director, Invesco Asset Management Limited and Invesco Fund Managers Limited
Paul Jean Joubert	Director, Invesco Asset Management Limited and Manager, Invesco Real Estate Management S.a.r.l.
Lu Ann Stella Katz	Director, Invesco Asset Management Limited; Senior Vice President, Invesco Aim Distributors, Inc.; and Vice President, Invesco Advisers, Inc.
Robert John Yerbury	Director and Chief Executive, Atlantic Wealth Management Limited, Invesco Perpetual Life Limited and Perpetual Portfolio Management Limited; Director, Invesco Administration Services Limited, Invesco Asset Management Limited, Invesco Fund Managers Limited, Invesco Global Investment Funds Limited, Invesco UK Limited, Perpetual Income and Growth Investment Trust and Perpetual plc; Senior Managing Director, and Head of United Kingdom, Invesco Ltd.; and Director and Deputy Chairman, Investment Management Association.
John Rowland	Director, Atlantic Wealth Management Limited, Invesco Administration Services Limited, Invesco Asset Management Limited, Invesco Fund Managers Limited, Invesco Global Investment Funds Limited, INVESCO Management S.A., Invesco UK Limited, INVESCO Global Asset Management Limited and Perpetual Portfolio Management Limited.

Appendix F-5

Graeme John Proudfoot	Director, Atlantic Wealth Management Limited, C M Investment Nominees Limited, Invesco Administration Services Limited, Invesco Asset Management Limited, Invesco Fund Managers Limited, Invesco Global Investment Funds Limited, Invesco Group Limited, Invesco GT Asset Management PLC, Invesco International Holdings Limited, Invesco North American Group Limited, Invesco Pacific Group Limited, INVESCO Savings Scheme (Nominees) Limited, Elliot Associates Limited, Finemost Limited, Alpha Portfolios plc, James Bryant Limited, INVESCO UK Holdings PLC, INVESCO UK Limited, Perpetual plc, Perpetual Unit Trust Management (Nominees) Limited, Sermon Lane Nominees Limited; Alternate Director, Invesco Japan Discovery Trust plc; Director and Secretary, AMVESCAP Limited and Atlantic Wealth Holdings Limited; Director and Vice President, INVESCO Pacific Holdings Limited; Secretary, Royal Canoe Club Trust; and Director and Deputy Chairman, INVESCO Global Asset Management (Bermuda) Limited.
Ian James Trevers	Director, Invesco Administration Services Limited, Invesco Asset Management Limited, Invesco Fund Managers Limited, Invesco Global Investment Funds Limited, Invesco International Limited, Invesco UK Limited, Invesco Perpetual Life Limited and Investment Management Association.
Nigel Marcus Doman	Director, Invesco A I M Global Management Company Limited and Invesco Asset Management Limited, AIM Global Management Limited and Short-Term Investments Company (Global Series) Public Limited Company.
James Ian Wedderburn Cleland Robertson	Director and Chief Executive, Invesco Asset Management Limited, Invesco Administration Services Limited, Invesco Fund Managers Limited, Invesco Global Investment Funds Limited and Invesco UK Limited; Director, Invesco (Bermuda) Limited; and Senior Managing Director, Head of Global Operations and IT and Executive Director, Invesco Ltd.
Andrew John Rofe	Director, Invesco Asset Management Limited, INVESCO Real Estate S.r.o., Consolidated Property Investments and Metrose Properties

Appendix F-6

Limited; and Manager, Invesco Real Estate Management S.a.r.l.

Invesco Asset Management (Japan) Limited
The business address for each of the following officers and directors is 25th Floor, Shiroyama Trust Tower, 3-1, Toranomon 4-chome, Minato-ku, Tokyo 105-6025, Japan.
Name	Principal Occupation

Andrew Tak Shing Lo	Chairman and Director, Invesco Asset Management Australia (Holdings) Ltd, Invesco Australia Limited, Invesco Pacific Partner Ltd and Invesco Taiwan Limited; Director, Invesco Asset Management (Japan) Ltd, Invesco Asset Management Asia Limited, Invesco Asset Management Pacific Limited, Invesco Asset Management Singapore Ltd., Invesco Hong Kong Limited, INVESCO Great Wall Fund Management Company Limited, and Invesco Pacific Holdings Limited, Huaneng Invesco WLR Investment Consulting Company Ltd., Invesco WLR Limited, and Invesco WLR Private Equity Investment Management Limited; and Senior Managing Director and Head of Asia, Invesco Ltd.
Atsushi Kawakami	Director, INVESCO Asset Management (Japan) Ltd.
Alexander Maurice Prout	Chief Representative Director, Invesco Asset Management (Japan) Ltd.
Masakazu Hasegawa	Director, Invesco Asset Management (Japan) Ltd. and INVESCO Pacific Partner Ltd.

Invesco Australia Limited
The business address for each of the following officers and directors is Level 26, 333 Collins Street, Melbourne, Victoria 3000, Australia.
Name	Principal Occupation

Robert Maurice Edward Ades	Director, Invesco Asset Management Australia (Holdings) Ltd and Invesco Australia Limited.
Andrew Tak Shing Lo	Director and Chairman, Invesco Asset Management Australia (Holdings) Ltd, Invesco Australia Limited, INVESCO Pacific Partner Ltd, and Invesco Taiwan Limited; Director, Huaneng Invesco WLR Investment Consulting Company Ltd.,Invesco Asset Management (Japan) Limited, Invesco Asset Management Asia Limited, Invesco

Appendix F-7

Asset Management Pacific Limited, Invesco Asset Management Singapore Ltd, Invesco Great Wall Fund Management Company Limited, Invesco Hong Kong Limited, Invesco Pacific Holdings Limited, Invesco WLR Limited and Invesco WLR Private Equity Investment Management Limited; and Senior Managing Director and Head of Asia Pacific, Invesco Ltd.
Michael Joseph O’Brien	Director, Invesco Asset Management Australia (Holdings) Ltd; and Director and Chief Executive Officer, Invesco Australia Limited.
Jeremy Charles Simpson	Director and Secretary, INVESCO (B.V.I.) NOMINEES LIMITED, Invesco Asset Management Asia Limited, Invesco Asset Management Pacific Limited; Director, Invesco Asset Management Australia (Holdings) Ltd, Invesco Asset Management Singapore Ltd, Invesco Australia Limited, Invesco Pacific Holdings Limited, Invesco UK Limited and IRE (Cayman) Limited; Supervisory Board, IRE (China) Limited; Director, Finance Director and Secretary, Invesco Hong Kong Limited; Director and Deputy Chairman, INVESCO Pacific Partner Ltd; and Secretary, Invesco WLR Limited and Invesco WLR Private Equity Investment Management Limited.
Mark David Yesberg	Director, Invesco Asset Management Australia (Holdings) Ltd and Invesco Australia Limited.
Ian Alistair Sinclair Coltman	Secretary, Invesco Asset Management Australia (Holdings) Ltd and Invesco Australia Limited.

Invesco Hong Kong Limited
The business address for each of the following officers and directors is 32nd Floor, Three Pacific Place, 1 Queen’s Road East, Hong Kong.
Name	Principal Occupation

Andrew Tak Shing Lo	Chairman and Director, Invesco Asset Management Australia (Holdings) Ltd, Invesco Australia Limited, Invesco Pacific Partner Ltd and Invesco Taiwan Limited; Director, Invesco Asset Management (Japan) Ltd, Invesco Asset Management Asia Limited, Invesco Asset Management Pacific Limited, Invesco Asset Management Singapore Ltd., Invesco Hong Kong Limited, INVESCO Great Wall Fund Management Company Limited, and Invesco Pacific Holdings

Appendix F-8

Limited, Huaneng Invesco WLR Investment Consulting Company Ltd., Invesco WLR Limited, and Invesco WLR Private Equity Investment Management Limited; and Senior Managing Director and Head of Asia, Invesco Ltd.
Jeremy Charles Simpson	Director, Invesco Asset Management Singapore Ltd, , Invesco Asset Management Australia (Holdings) Ltd, Invesco Australia Limited, Invesco Pacific Holdings Limited, IRE (Cayman) Limited and Invesco UK Limited; Director, Secretary and Finance Director, Invesco Hong Kong Limited; Director and Secretary, Invesco Asset Management Asia Ltd, Invesco Asset Management Pacific Limited, and INVESCO (B.V.I) NOMINEES LIMITED; Director and Deputy Chairman, Invesco Pacific Partner Ltd; and Secretary, Invesco WLR Limited and Invesco WLR Private Equity Investment Management Limited.
Gracie Yuen See Liu	Director, INVESCO (B.V.I) NOMINEES LIMITED, Invesco Asset Management Asia Limited and Invesco Hong Kong Limited.
John Gerald Greenwood	Director, Invesco Asset Management Asia Limited and Invesco Asset Management Singapore Ltd; and Director and Vice Chairman, Invesco Hong Kong Limited.
Siu Mei Lee	Director, INVESCO (B.V.I) NOMINEES LIMITED, Invesco Asset Management Asia Limited and Invesco Hong Kong Limited; and Director and Secretary, IRE (Hong Kong) Limited.
Ka Yiu Desmong Ng	Director, Invesco Taiwan Limited, Invesco Asset Management Asia Limited, Invesco Asset Management Singapore Ltd and Invesco Hong Kong Limited.
Anna Seen Ming Tong	Director, INVESCO (B.V.I) NOMINEES LIMITED, Invesco Asset Management Asia Limited, Invesco Asset Management Pacific Limited, Invesco Asset Management Singapore Ltd, Invesco Taiwan Limited and Invesco Hong Kong Limited.
Monica Ahweng	Secretary, INVESCO (B.V.I.) NOMINEES LIMITED, Invesco Asset Management Asia Limite, Invesco Asset Management Pacific Limited and Invesco Hong Kong Limited.

Appendix F-9

Invesco Senior Secured Management, Inc.
The business address for each of the following officers and directors is 1166 Avenue of the Americas, New York, New York 10036.
Name	Principal Occupation

David Alexander Hartley	Director, Invesco Senior Secured Management, Inc., INVESCO Realty, Inc., INVESCO Private Capital Investments, Inc., Invesco Private Capital, Inc., INVESCO (NY) Trust Company, Atlantic Trust Company, N.A., INVESCO National Trust Company; Chief Accounting Officer, Invesco Ltd.; Director, Chief Financial Officer and Vice President, INVESCO Asset Management (Bermuda) Ltd.; Treasurer, INVESCO Funds Group, Inc., INVESCO Distributors, Inc., Invesco Advisers, Inc., Invesco Aim Retirement Services, Inc. and Invesco Aim Global Holdings, Inc.; Chief Financial Officer and Treasurer, Invesco Aim Distributors, Inc., Invesco Aim Investment Services, Inc. and Invesco Aim Management Group, Inc.
Gregory Stoeckle	Managing Director and President, Invesco Senior Secured Management, Inc.; and Vice President, Invesco Advisers, Inc.
Gregory Mark Armour	Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Director and President, INVESCO Asset Management (Bermuda) Ltd; Director and Chairman, Invesco Senior Secured Management, Inc.; Director, Invesco Mortgage Capital Inc., Invesco Private Capital, Inc. and INVESCO Private Capital Investments, Inc.; Chairman, INVESCO Realty, Inc.; and Senior Managing Director and Head of Worldwide Institutional, Invesco Ltd.

Appendix F-10

APPENDIX G

CHARTER OF THE
AUDIT COMMITTEES OF THE AIM FUNDS
(Effective June 27, 2007)

The Boards of Trustees (“Boards”) of the AIM Funds (collectively, the “Funds”) have established an Audit Committee for each of the Funds (the “Committees”). This Charter shall govern the membership, meetings, responsibilities and other duties, and operations of the Audit Committee of each of the Funds. References in this Charter to “the Committees” shall mean the collective Audit Committees of all Funds.

The mission of each Committee under this Charter, is to oversee: (i) the integrity, quality and objectivity of each Fund’s financial statements; (ii) each Fund’s compliance with legal and regulatory requirements pertaining to the audit function; (iii) the qualifications and independence of the registered public accounting firm (“independent auditor”); (iv) the performance of each Fund’s internal audit function; and (v) the performance of the independent auditor in conducting the audit of each Fund’s financial statements. Each Committee will prepare a report to the Board as required by the U.S. Securities and Exchange Commission, including, if necessary, any relationships between the independent auditor and a Fund, or any other relationships, which come to the Committee’s attention that may adversely affect the independence of the independent auditor.

1.  Membership.

a. Each Committee shall have at least three members. Each member of the Committees shall be “financially literate,” as such qualification is interpreted by the Boards in their business judgment. In addition, at least one member of the Committees must be an “audit committee financial expert” as defined in Form N-CSR. Members of the Committees, as well as the Chair and Vice Chair of the Committees, shall be recommended by the Governance Committees of the Boards, and shall be appointed by a majority of the independent trustees.

b. All of the members of the Committees shall be trustees who (i) are not “interested persons” (as defined in section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Funds, of INVESCO Funds Group, Inc. (“IFG”), or of A I M Advisors, Inc. (“AIM”), and (ii) were not directors, officers or employees of IFG or AIM at any point during the preceding 10 years (“independent trustees”). No member of any of the Committees shall, other than in his or her capacity as a member of the Committees, the Boards, or any other committees of the Boards, accept directly or indirectly any consulting, advisory, or other compensatory fee from the Funds, provided that, compensatory fees do not include the receipt of fixed amounts of compensation under a retirement plan (including deferred compensation) for prior service with the

Appendix G-1

Funds (provided that such compensation is not contingent in any way on continued service). Each member of the Committees shall be free of any material relationship with the Funds (other than as a shareholder of the Funds), either directly or as a partner, shareholder or officer of an organization that has a relationship with the Funds.

c. The Committees shall have a Chair and a Vice Chair. The Chair shall set the agenda for, and preside at, each meeting of the Committees and shall engage in such other activities on behalf of the Committees as shall be determined from time to time by the Committees. The Vice Chair shall act as Chair in the absence or inability to act of the Chair and shall engage in such other activities on behalf of the Committees as shall be determined from time to time by the Committees.

2.  Responsibilities.   The responsibilities of the Committees are:

a.  Appointment, compensation and oversight of the Funds’ independent auditors.  The Committees shall be directly responsible for the appointment, compensation, retention and oversight of the work of any independent auditors engaged by the Funds, including resolution of any disagreements between management and the auditor regarding financial reporting. All of the foregoing shall be for the purpose of preparing or issuing audit reports or performing other audit, review or attest services, and each such independent auditor must report directly to the Committees. In selecting independent auditors for the Funds, the Committees may consider recommendations made by management.

b.  Oversight of independence of independent auditors.  The Committees shall receive and review the written disclosures and the letter from the independent auditors regarding their independence that are referred to in Item 407(d)(3) of Regulation S-K, and shall discuss with the independent auditors their independence. The Committees are responsible for taking appropriate action in response to the independent auditors’ written disclosures regarding their independence. The Committees shall consider whether the provision by the independent auditors of permissible non-audit services to (i) the Funds, (ii) their advisors or (iii) any person that controls, is controlled by or is under common control with such advisors and that provides services to the Funds, is compatible with maintaining the independent auditors’ independence. The Committees are responsible for satisfying themselves of the independent auditors’ independence.

c.  Pre-approval of audit and permissible non-audit services.  To the extent required by Section 10A(h) and (i) of the Exchange Act, the Committees must pre-approve all audit and permissible non-audit services that are proposed to be provided to the Funds by their independent auditors before they are provided to the Funds. Such pre-approval shall also include the proposed fees to be charged by the independent auditors for such services. The Committees may delegate the pre-approval of audit and permissible non-audit services and related fees to the Chair or Vice Chair of the Committees. Any such member’s decision to pre-approve

Appendix G-2

audit and/or non-audit services and related fees shall be presented to the full Committees, solely for informational purposes, at their next scheduled meeting.

d.  Pre-approval of certain other non-audit services.  To the extent required by Rule 2-01(c)(7)(ii) of Regulation S-X, the Committees must pre-approve non-audit services to be provided by the Funds’ independent auditors to the Funds’ investment adviser and certain affiliated entities that provide ongoing services to the Funds if the engagement relates directly to the operations and financial reporting of any Fund.

e.  Review of audit and tax plans.  The Committees shall review, together with management, the audit and tax plans prepared by the independent auditors for the Funds.

f.  Review of audited financial statements.  The Committees shall meet with management and the independent auditors (i) to review and discuss the Funds’ audited financial statements contained in annual and other periodic reports to shareholders, (ii) to review and discuss communications required to be provided by the independent auditors regarding (A) critical accounting policies and practices used by the Funds, (B) alternative treatments of financial information within generally accepted accounting principles and the risks of using any such alternative treatments or disclosures, and (C) material written communications between management and the independent auditors, and (iii) to determine that the independent auditors are satisfied with the disclosure and content of the annual financial statements and the quality of the Funds’ accounting and financial reporting policies, procedures and internal controls over financial reporting including the Funds’ critical accounting policies and practices. The Committees also shall discuss with management and the independent auditors the clarity, consistency and completeness of the Funds’ accounting policies and disclosures. The Committees shall review with the Funds’ independent auditors any audit problems or difficulties the auditors encountered in the course of the audit work, including any restrictions on the scope of the independent auditors’ activities or on access to requested information, any significant disagreements with management and, in each case, management’s response. The foregoing review may occur before or after the inclusion of the audited financial statements in the annual report of any Fund.

g, Evaluation of independent auditors.  The Committees shall, at least annually, obtain and review a report by the independent auditors for each Fund, which report shall describe: (i) the auditors’ internal quality control procedures; (ii) any material issues raised by the most recent internal quality control review, or peer review, of the auditors, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the auditors, and any steps taken to deal with any such issues; and (iii) all relationships between the independent auditors and the Funds. After reviewing such report, the Committees shall evaluate the auditors’

Appendix G-3

qualifications, performance and independence. The evaluation shall include a review and evaluation of the lead audit and tax partners and other senior professionals under their direction. The Committees shall present to the Boards its conclusions with respect to the auditors. In addition, on an annual basis, the Committees shall obtain and review a report by each Fund’s independent auditors regarding the auditors’ financial stability.

h.  Review of Disclosure Controls and Procedures.  On an annual basis, the Committees shall review the process that management uses to evaluate and certify disclosure controls and procedures in Form N-CSR.

i.  Review of shareholder report process.  On an annual basis, the Committees shall review the process for preparation and review of the Funds’ annual and semi-annual shareholder reports, including the role of the independent auditors and Fund counsel in preparation and review of such reports as well as any differences in procedures or level of disclosure from that used with respect to annual reports.

j.  Review of tax procedures.  On an annual basis, the Committees shall meet with management and the independent auditors to review the procedures maintained by the Funds, if any, to: (1) maintain the qualification of the Funds as regulated investment companies under the applicable provisions of the Internal Revenue Code of 1986, as amended (the “Code”); and (2) make distributions and/or Federal income tax payments sufficient to meet the minimum distribution requirements of the Code and avoid imposition of excise tax.

k.  Review of modified or omitted officer certifications.  The Chair shall receive prompt notice from the Chief Financial Officer of the Funds in the event that certifications by officers of the Funds as to the Funds’ financial statements, other financial information or disclosure controls and procedures that are required by applicable law to be included with or in the Funds’ periodic reports filed with the SEC are not included or are modified or qualified for any reason. The Committees shall review any disclosures made by the Chief Executive Officer and Chief Financial Officers of the Funds in their certification process for the Funds’ periodic reports filed with the SEC regarding any significant deficiencies in the design or operation of internal controls, any material weaknesses in internal controls and any fraud, whether or not material, involving management or other employees having a significant role in internal controls.

l.  Review of internal audits.  The Committees shall review (i) any internal audit plan prepared for a Fund on accounting systems used to generate information for financial reporting for the Funds, (ii) the results of any internal audit, review, special investigation or other procedures performed by internal audit staff or by professionals hired by internal audit staff if such results pertain to the accounting systems used to generate information for financial reporting for the Funds, and (iii) any other audit functions that such internal staff performs on

Appendix G-4

accounting systems used to generate information for financial reporting for the Funds. Such internal staff shall report directly to the Committees on matters covered by the preceding sentence. The Committees shall also obtain assurances from the internal audit staff that the audit plan of the independent auditors and any audit plans of the internal audit staff are coordinated.

m.  Establishment of procedures regarding questionable accounting or auditing matters and other alleged violations.  The Committees shall establish procedures for (i) the receipt, retention and treatment of complaints received by the Funds regarding accounting, internal accounting controls or auditing matters (“Accounting Complaints”), (ii) the receipt, retention and treatment of complaints received by the Funds regarding alleged compliance violations or alleged fraudulent or criminal activities with respect to the Funds (“Compliance Complaints”) and (iii) the confidential, anonymous submission by employees of the Funds, the Funds’ investment advisor and the Funds’ principal underwriters of Accounting Complaints and Compliance Complaints.

n.  Knowledge of regulatory and accounting changes, and correspondence.  Members shall remain informed by the management at AIM and the Funds’ independent auditors regarding the Funds’ accounting system and controls and are encouraged to use management at AIM, independent auditors and whatever other resources they deem appropriate to remain so informed. The Committees shall keep apprised by management at AIM and the Funds’ independent auditors of (i) regulatory changes and new accounting pronouncements that affect net asset value calculations and financial statement reporting requirements, and (ii) communications with regulators regarding accounting and financial reporting matters that pertain to the Funds.

o.  Establishment of Hiring Policies.  The Committees shall set clear hiring policies for employees and proposed employees of the Funds who are employees or former employees of the independent auditors.

p.  Review of Risk Management Policies.  The Committees shall review and discuss policies with respect to risk assessment and risk management.

3.  Meetings.

a. The Committees may meet separately or in conjunction with meetings of the Boards of the Funds. Meetings of the Committees may be held in person or by other means as permitted by the Bylaws of the Funds; provided, however, that the appointment of the independent auditors by the Committees must be conducted at meetings held in person. The Committees shall record minutes of their meetings and shall regularly report all of their activities, findings and recommendations to the independent trustees or the Boards, as applicable.

b. The Committees shall periodically meet separately with management, and separately with the independent auditors. To the extent that an internal audit

Appendix G-5

staff exists (or there are other personnel who are responsible for the internal audit function), the Committees shall meet separately, periodically, with such staff or personnel.

c. The Committees shall meet as deemed necessary by the Committees with AIM’s general counsel, Fund counsel, counsel to the independent trustees of the Funds, and, if applicable, independent counsel or other advisers to the Committees, to be well informed on legal issues having the possibility of impacting the financial reporting process. This would include items of industry-wide importance and internal issues such as litigation.

4.  Votes Required for Action.  The Committees shall not take any action in fulfilling their duties hereunder unless such action is approved by a majority of the members of the Committees. A majority of the independent trustees of the Funds shall ratify the Committees’ appointment of independent auditors of the Funds.

5.  Good Faith Reliance.  In performing their duties under this charter, members of the Committees shall be entitled to rely in good faith upon the records of the Funds and upon such information, opinions, reports and statements presented to the Committees by the officers and employees of the Funds and of AIM, and by the Funds’ independent auditors. Nothing in this Charter is intended to impose, or should be interpreted to impose, on any member of the Committees any additional duties or responsibilities over and above those placed on the member in his or her capacity as a trustee of the Funds under applicable federal and state law.

6.  Authority and Funding.  The Committees shall have the authority to carry out their duties, including the authority to engage independent counsel and other advisers, experts, consultants or employees as they deem necessary to carry out their duties, all at the expense of the appropriate Funds. The Committees shall consult with the Governance Committee as to the compensation to be paid to any special advisers, experts, consultants or employees.

7.  Review and Maintenance of Charter.  The Committees shall review this Charter at least annually, and shall recommend any changes to the Boards. This Charter may be amended only by the Boards, with the approval of a majority of the independent trustees. Each Fund shall maintain and preserve in an easily accessible place a copy of the Committee Charter established for such Fund and any amendment to such Charter.

8.  Annual Performance Evaluation. Each Committee shall conduct an annual performance evaluation of the Committee.

Appendix G-6

APPENDIX H

CHARTER OF THE
GOVERNANCE COMMITTEES OF THE AIM FUNDS
(AMENDED EFFECTIVE MARCH 21, 2007)

The Boards of Trustees (“Boards”) of the AIM Funds (collectively, the “Funds”) have established a Governance Committee for each of the Funds. This Charter shall govern the membership, duties and operations of the Governance Committee of each of the Funds. References in this Charter to “the Committees” shall mean the collective Governance Committees of all Funds.

1.  Membership.

a. Each member of the Committees shall be a trustee of the Funds who is an “Independent Trustee”.

b. An “Independent Trustee” is a trustee who is neither (i) a person who was a director, officer or employee of INVESCO Funds Group, Inc. (“IFG”) or A I M Advisors, Inc. (“AIM”) at any point during the preceding 10 years prior to such trustee’s initial election as a trustee, nor (ii) an “interested person” within the meaning of the Investment Company Act of 1940, as amended (“1940 Act”), of the Funds or of IFG or of AIM.

2.  Chair and Vice Chair.  The Committees shall have a Chair and Vice Chair. The Chair shall set the agenda for, and preside at, each meeting of the Committees and shall engage in such other activities on behalf of the Committees as shall be determined from time to time by the Committees. The Vice Chair shall act as Chair in the absence or inability to act of the Chair and shall engage in such other activities on behalf of the Committees as shall be determined from time to time by the Committees.

3.  Responsibilities.  Set forth below are the responsibilities of the Committees.

a.  Nomination of Trustees.  The Committees shall be responsible for nominating persons who would qualify as Independent Trustees, or who would not be “interested persons” of the Funds (“Qualified Candidates”) for election as trustees in connection with meetings of shareholders of the Funds that are called to vote on the election of trustees. The Committees shall also be responsible for nominating individuals who are Qualified Candidates for appointment by the Boards as trustees of the Funds in connection with filling vacancies that arise in between meetings of shareholders. Vacancies may arise either because of the death, retirement or resignation of a trustee (provided the Boards do not reduce the size of the Boards), or because of an increase in the size of the Boards. The Committees are not responsible for, and the Boards are responsible for,

Appendix H-1

nominating persons who do not qualify as Qualified Candidates for election or appointment as trustees, unless such responsibility is delegated to the Committees.

b.  Evaluation of Potential Nominees.  The Committees shall consider a number of factors in their evaluation of potential nominees. Consistent with the 1940 Act, the Committees can consider recommendations from management in its evaluation process. In seeking out potential nominees and in nominating persons to serve as Independent Trustees of the Funds, the Committees shall not discriminate against any person based on his or her race, religion, national origin, gender, physical disability and other factors not relevant to the person’s ability to serve as an Independent Trustee. Evaluation by the Committees of a person as a potential nominee to serve as a trustee, including a person nominated by a shareholder, should result in the following findings by the Committees:

(1) that, if such nominee is elected or appointed, at least 75% of the trustees will be Independent Trustees;

(2) that the person is otherwise qualified under applicable laws and regulations to serve as a trustee of the Funds;

(3) that the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a trustee;

(4) with respect to any potential nominee who will serve as a member of the Audit Committees of the Funds, that the person meets the requirements set forth in the Funds’ Audit Committees’ Charter for service on such Committees;

(5) that the person can make a positive contribution to the Boards and the Funds, with consideration being given to the person’s business experience, education and such other factors as the Committees may consider relevant;

(6) that the person is of good character and high integrity; and

(7) that the person has desirable personality traits including independence, leadership and the ability to work with the other members of the Boards.

The Committees may rely upon the counsel and advice of Independent Legal Counsel in making the determinations set forth in (1), (2), and (4) above.

c.  Nominees Recommended by Shareholders.  The Committees shall consider nominees recommended by a shareholder to serve as trustees, provided: (i) that such person is a shareholder of record at the time he or she submits such names and is entitled to vote at the meeting of shareholders at which trustees will be elected; and (ii) that the Committees shall make the final determination of persons to be nominated. For each Fund, the procedures to be followed by shareholders in submitting such recommendations are set forth in the Fund’s Bylaws.

Appendix H-2

d.  Recommendations as to Size of Boards.  The Committees shall review from time to time the size of the Boards, and shall recommend to the Boards whether the size of the Boards shall be increased or decreased.

e.  Chair of the Boards.  The Committees shall nominate the Chair of the Boards of the Funds. In considering the qualifications of such Chair, consistent with the governance undertakings set forth in the settlement orders pertaining to market timing allegations entered into by AIM and its affiliates (the “Settlement Orders”), the Committees shall not nominate for Chair any person who (i) is not an Independent Trustee; or (ii) who has an Impermissible Relationship with the Funds, as such term is described in the New York Attorney General Assurance of Discontinuance. The Committees may rely upon the counsel and advice of Independent Legal Counsel in making the determinations set forth in this paragraph.

f.  Monitoring Governance Undertakings in Settlement Orders Pertaining to Trustee Qualifications.

(1) The Committees shall monitor the composition of the Boards and each committee of the Boards, and shall monitor the qualifications of all trustees, to ensure that the governance undertakings in the Settlement Orders pertaining to trustee qualifications are satisfied, including the requirements that at least 75% of the trustees of the Funds are Independent Trustees, and that the Chair of the Funds is an Independent Trustee, and does not have any Impermissible Relationship. The Committees may rely upon the counsel and advice of Independent Legal Counsel in fulfilling the duties set forth in this paragraph.

(2) If at any time (i) less than 75% of the trustees are Independent Trustees, or (ii) the Chair has an Impermissible Relationship or is not an Independent Trustee, the Committees shall, as promptly as practicable, and in any event within 120 days (180 days to satisfy (i) above if a shareholder vote is necessary), take such action as is necessary so that (i) a minimum of 75% of the trustees are Independent Trustees, and (ii) the Chair has no Impermissible Relationship and is an Independent Trustee.

g.  Additional Requirements.  As long as any Fund relies on any of Rule 10f-3, Rule 12b-1, Rule 15a-4(b)(2), Rule 17a-7, Rule 17a-8, Rule 17d-1(d)(7), Rule 17e-1, Rule 17g-1(j), Rule 18f-3 or Rule 23c-3, (i) a majority of the trustees of the Fund shall be Independent Trustees, (ii) the selection and nomination of any other Independent Trustees shall be committed to the discretion of the existing Independent Trustees, and (iii) any person who acts as legal counsel to the Independent Trustees shall be “independent legal counsel,” as defined in the 1940 Act.

h.  Recommendation of Committee Members.  The Committees shall periodically review the membership of each committee of the Boards. The Committees shall from time to time recommend persons to serve as members of each

Appendix H-3

committee of the Boards (other than the Compliance Committees), as well as persons who shall serve as the chair and vice chair of each such committee. Evaluation by the Committees of a person as a potential committee member shall include the factors set forth above under “Evaluation of Potential Nominees,” to the extent that such factors are applicable or relevant. Other than members of the Compliance Committees, all members of each of the committees shall be appointed by a majority of the trustees of the Funds. An individual may be recommended to serve on more than one committee of a Board.

i.  Review of Compensation.  At least annually, the Committees shall review and recommend the amount of compensation payable to the Independent Trustees of the Funds and report its findings and recommendation to the Boards. Compensation shall be based on the responsibilities and duties of the Independent Trustees and the time required to perform these duties. The Committees shall also make recommendations to the Boards regarding matters related to compensation including deferred compensation plans and retirement plans for the Independent Trustees, and shall monitor any and all such retirement plans and deferred compensation plans.

j.  Coordination of Shareholder Meetings.  The Committees shall coordinate with the Boards holding meetings of shareholders to elect trustees commencing in 2008 and every fifth calendar year thereafter;

k.  Self-Evaluation Function.  The Committees shall consider, oversee and implement an annual self-evaluation of the performance of the Boards and all committees of the Boards. Such self-evaluation shall include a consideration of the effectiveness of the committee structure of the Boards and the number of Funds’ on whose Boards each trustee serves. The Committees shall review such self-evaluation and shall recommend to the Boards such changes, if any, to the Boards and committees as they determine are desirable, based upon such self-evaluation.

l.  Requirement for and Selection of Independent Legal Counsel.  Any legal counsel to the Independent Trustees must be “independent legal counsel” as such term is defined in Rule 0-1 under the 1940 Act (“Independent Legal Counsel”). The Committees shall consider and oversee the selection of Independent Legal Counsel to the Independent Trustees, and shall recommend such selection to the Boards. In making such selection and recommendation, the Committees will examine and monitor such legal counsel’s client relationships, in accordance with any applicable rules promulgated by the SEC, in order to ascertain continued independence. The Committees shall also review and approve the compensation paid to Independent Legal Counsel.

m.  Review of Boards Committee Expenses.

(1) Provided that the Committees are comprised solely of Independent Trustees, the Committees shall review and approve the compensation paid to

Appendix H-4

Independent Legal Counsel and other advisers, if any, to the Audit Committees of the Boards.

(2) The Committees shall review and approve the compensation paid to counsel and other advisers, if any, to the committees of the Boards other than the Audit Committees.

n.  Operations of the Boards.  The Committees shall review as they deem appropriate administrative and/or logistical matters pertaining to the operations of the Boards, and shall recommend to the Boards such changes in this regard, if any, as they determine are desirable.

4.  Meetings.  The Committees may meet separately or in conjunction with meetings of the Boards of the Funds. Meetings of the Committees may be held in person or by other means as permitted by the Bylaws of the Funds.

5.  Votes Required for Action.  The Committees shall not take any action in fulfilling their duties hereunder unless such action is approved by a majority of the Independent Trustees who are members of the Committees.

6.  Good Faith Reliance.  In performing their duties under this Charter, members of the Committees shall be entitled to rely in good faith upon the records of the Funds and upon such information, opinions, reports and statements presented to the Committees by the officers and employees of the Funds, AIM, affiliates of AIM and the Funds’ service providers.

7.  Authority.  The Committees shall have the authority to carry out their duties, including the authority to engage independent counsel and other advisers, experts or consultants as they deem necessary to carry out their duties, all at the expense of the appropriate Funds.

8.  Funding.  The Funds shall provide for appropriate funding, as determined by the Committees, in their capacity as committees of the Boards, for payment of (i) compensation to any Independent Legal Counsel or other advisers employed by the Committees and (ii) ordinary administrative expenses of the Committees under the authority set forth in this Charter.

9.  Minutes and Reports.  The Committees shall record minutes of their meetings and shall regularly report all of their activities, findings and recommendations to the Independent Trustees or the Boards, as applicable.

10.  Review of Charter.  The Committees shall review this Charter at least annually, and shall recommend any changes to the Boards. This Charter may be amended only by the Boards, with the approval of a majority of the Independent Trustees.

11.  Maintenance of Charter.  Each Fund shall maintain and preserve in an easily accessible place a copy of the Committee Charter established for such Fund and any amendment to such Charter.

Appendix H-5

MSCLOSEDEND-PROXY

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YOU MAY RECEIVE MULTIPLE PROXY KITS IN SEPARATE ENVELOPES OR SEVERAL CARDS WITHIN ONE ENVELOPE. IT IS IMPORTANT THAT YOU RECORD A SEPARATE VOTE FOR EACH PROXY CARD. Please detach at perforation before mailing. PROXY MORGAN STANLEY ☐ PROXY SPECIAL MEETINGS OF SHAREHOLDERS TO BE HELD APRIL 16, 2010 The undersigned hereby appoints Stefanie V. Chang Yu, Mary E. Mullin and Randy Takian and each of them or their respective designees, with full power of substitution and revocation, as proxies to represent the undersigned at the Special Meeting of Shareholders to be held at 522 Fifth Avenue, New York, New York 10036 on April 16, 2010 at 9:30 a.m., New York City time, and at any and all adjournments thereof (the “Meeting”), to vote all Shares of Morgan Stanley ☐, which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions indicated herein. This proxy is solicited on behalf of the Board of Trustees of Morgan Stanley ☐. This Proxy Card when properly executed will be voted in the manner directed herein by the undersigned shareholder, and in the discretion of such proxies, upon any and all other matters as may properly come before the Meeting or any adjournment thereof. If no direction is made, this proxy will be voted “FOR” the Proposals. The undersigned hereby acknowledges receipt of the accompanying Notice of Meeting and Proxy Statement for the Meeting to be held on April 16, 2010. Please vote, date and sign on reverse side and return promptly in enclosed envelope.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT Important Notice Regarding Election of 17 Trustees: the Availability of Proxy Materials for the Shareholder Meeting to Be Held on April 16, 2010. The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/mor21076 Please detach at perforation before mailing. THE BOARD RECOMMENDS THAT YOU CAST YOUR VOTE “FOR” THE PROPOSALS AS DESCRIBED IN THE PROXY STATEMENT. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS IN THIS EXAMPLE: 1.
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09. Martin L. Flanagan
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